Exhibit 10.35



                                                                     Document 3

                                                                TRUST INDENTURE

                                           Relating to United States Government
                                          Guaranteed Ship Financing Obligations


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                                                                     EXPORT.102


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                                TRUST INDENTURE


                Relating to United States Government Guaranteed
                       Export Ship Financing Obligations



                                    Between



                       PERFORADORA CENTRAL, S.A. de C.V.

                                                 Shipowner



                                      AND



                          BANK ONE TRUST COMPANY, N.A.

                                           Indenture Trustee




                          Dated as of November 5, 1998



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


                                TRUST INDENTURE


                                    Between


                       PERFORADORA CENTRAL, S.A. de C.V.

                                              Shipowner


                                      AND

                          BANK ONE TRUST COMPANY, N.A.

                                            Indenture Trustee




                          Dated as of November 5, 1998


    TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE 1/
    -------------------------------------------------------- -


Parties......................................................................1


Recitals.....................................................................1


ARTICLE FIRST        Incorporation of General Provisions.....................2


ARTICLE SECOND       Bonds...................................................2


ARTICLE THIRD        Certain Redemptions.....................................2

                (a)  Mandatory Sinking Fund Redemptions......................2
                (b)  Optional Redemptions of Bonds at Premium................3
                (c)  Redemption at Premium on Termination of
                     Construction Contract...................................3
                (d)  Payment in U.S. Currency................................3
                (e)  Redemption Premium......................................4

ARTICLE FOURTH  Definitions..................................................4

ARTICLE FIFTH   Additions, Deletions and Amendments to
                Exhibit 1....................................................4

                (a)  Concerning Section 2.12.................................4
                (b)  Concerning Section 3.05.................................4
                (c)  Concerning Payment of the Obligations...................4
                (d)  Concerning Home Office Payment..........................5
                (e)  Concerning Notices......................................5
                (f)  Applicable Law..........................................6
                (g)  Jurisdiction and Consent to Suit........................6

ARTICLE SIXTH   Representations..............................................7


                          EXHIBITS TO TRUST INDENTURE
                          ---------------------------
SCHEDULE A      Schedule of Definitions to Trust Indenture

EXHIBIT 1 General Provisions of the Indenture Incorporated by Reference

EXHIBIT 2       Form of Bond, Guarantee and Trustee's
                Authentication Certificate

EXHIBIT 3       Authorization Agreement

EXHIBIT 4       Form of Secretary Supplemental Indenture

                                TRUST INDENTURE

                               Special Provisions


      THIS TRUST INDENTURE, dated as of November 5, 1998 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted hereunder, herein called the "Indenture"), between (i) PERFORADORA CENTRAL, S.A. de C.V., a Mexican corporation (herein called the "Shipowner"), and (ii) Bank One Trust Company, N.A., a national banking association (said Bank, any successor or assign hereunder, herein called the "Indenture Trustee").

                                   Recitals:

      A The Shipowner is a party to a Construction Contract, as amended, signed with TDI-Halter, Inc., a Texas corporation (the "Shipyard"). Subsequent to the execution of the Construction Contract, Shipyard merged into TDI-Halter, Limited Partnership (the "Merged Shipyard"). The Construction Contract provides for the construction by the Merged Shipyard of one Le Tourneau design Super 116C Jack-up Drilling Unit (the "Vessel");

      B To aid in financing the construction of the Vessel, the Shipowner has entered into a bond purchase agreement (the "Bond Purchase Agreement") with the purchaser named therein, providing for the sale and delivery of no more than $70,528,000 aggregate principal amount of bonds designated, "United States Government Guaranteed Export Ship Financing Bonds, 1998 Series" (the "Obligations" or the "Bonds") having the maturity date and interest rate set forth therein;

      C It is intended that pursuant to the terms of the Authorization Agreement, Contract MA-13449, the Secretary on behalf of the United States, will authorize the Indenture Trustee, under the terms of Title XI of the Act, to cause the guarantee of the payment of unpaid principal and interest on the Obligations according to the terms of the Guarantee to be imprinted on the Obligations issued and to authenticate and deliver said Obligations on the Closing Date;

      D Pursuant to Section 1104A(b)(5) of the Act, the Secretary has determined that the interest to be borne by the Obligations (exclusive of charges for the guarantee fee and investigation and service charges, if any) at the rate specified in the form thereof set forth in Exhibit 2 hereto is reasonable;

      NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

                                 ARTICLE FIRST

                Incorporation of General Provisions

      This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

                                 ARTICLE SECOND

                                   The Bonds

      (a) The Bonds issued hereunder shall be designated "United States Government Guaranteed Export Ship Financing Bonds, 1998 Series," and shall be in the form of Exhibit 2 to this Indenture; and the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $70,528,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

      (b) The Bonds shall be in the denominations of United States $1,000 or any integral multiple thereof.

      (c) The Shipowner shall at all times cause to be maintained in the City of New Orleans, State of Louisiana, an office or agency for the purposes specified in Section 5.03 of Exhibit 1 to this Indenture.

      (d) The Indenture Trustee shall at all time have its Corporate Trust Office in New Orleans, State of Louisiana.

                                 ARTICLE THIRD

                              Certain Redemptions

      (a) Mandatory Sinking Fund Redemptions. The Bonds are subject to redemption at a redemption price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable sinking fund Redemption Date, through the operation of a mandatory sinking fund providing for the redemption of Obligations, commencing on the date which is six months after the earlier of July 15, 1999 or the Delivery Date of the Vessel (the "Transition Date") and semi-annually thereafter to and including the twelfth anniversary of the Transition Date, of $2,939,000 principal amount of Obligations (or such lesser principal amount of Obligations as shall

                                       2
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then be Outstanding) plus interest accrued thereon to the Redemption Date. The
Shipowner shall notify the Indenture Trustee of the date which constitutes the Transition Date as soon as such date is known to the Shipowner. Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Bonds shall be reduced by reason of any redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 to this Indenture, the principal amount of Bonds to be redeemed pursuant to this subsection (a) on each subsequent mandatory sinking fund Redemption Date for such Bonds shall be reduced by an amount equal to the principal amount of such Bonds retired by reason of such redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 hereto divided by the number of mandatory sinking fund Redemption Dates (including the Stated Maturity of such Bonds) scheduled thereafter (subject to such increase as shall be necessary so that the total principal amount of Bonds to be redeemed on any such sinking fund redemption date shall be an integral multiple of $1,000; provided, however, that the entire unpaid principal amount of the Outstanding Bonds shall be paid not later than the twelfth anniversary of the Transition Date. The Shipowner shall, in accordance with Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder of an Obligation a revised table of sinking fund payments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.

      (b) Optional Redemptions of Bonds at Premium. At its option, the Shipowner may redeem the Bonds, in whole or in part, at any time or from time to time, at a redemption price, equal to 100% of the principal amount being redeemed plus interest accrued thereon to the date fixed for redemption and the Redemption Premium. If the Shipowner shall elect to make any such optional redemption, the Shipowner shall, at least 40 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemption and specifying the Redemption Date, and the principal amount of Bonds which the Shipowner intends to redeem on such date.

      (c) Redemption at Premium on Termination of Construction Contract. Notwithstanding the provisions of Sections 3.02(b) and 3.05(iii), upon receipt by the Indenture Trustee of written instructions from the Secretary and the Shipowner stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein, by reason of termination of any contract for the construction of the Vessel, the Obligations will be subject to redemption, in whole or in part, at a price equivalent to par plus accrued interest and the Redemption Premium, upon at least thirty (30) but not exceeding sixty (60) days' prior notice to the holders.

      (d) Payment in U.S. Currency. Any redemption or payment required or permitted to be made hereunder or with respect to any Obligation shall be made in United States currency.

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      (e)  Redemption Premium. The Secretary's Guarantees with respect to the
Obligations shall not include payment of the Redemption Premium.

                                 ARTICLE FOURTH

                                  Definitions

      For all purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise requires:

      (1) All references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture;

      (2)  The Terms "hereof," "herein," "hereby," "hereto,"
"hereunder" and "herewith" refer to this Indenture;

      (3) The terms used herein and defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule.

                                 ARTICLE FIFTH

         Additions, Deletions and Amendments to Exhibit 1

      The following additions, deletions and amendments are hereby made to
Exhibit 1 to this Indenture.

      (a) Concerning Section 2.12. With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner and the Indenture Trustee executed and delivered by an institutional Holder having a capital and surplus of at least $25,000,000 shall be considered sufficient indemnity to the Secretary, the Shipowner and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligation or the making of any payment as contemplated by said Section 2.12.

      (b) Concerning Section 3.05. Redemptions under Section 3.05(iii) shall be governed by Article Third (c) of the Special Provisions to this Indenture.

      (c) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereof, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the

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
Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment. The Indenture Trustee agrees that within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check, or if payment is to be made by wire transfer, or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited, or if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

      (d) Concerning Home Office Payment. Notwithstanding any terms of this Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by certified or official bank check, or at the request of such Holder, by credit to an account maintained by the Holder with the Indenture Trustee, or by wire transfer of the principal of and the premium (if any), and interest on such Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation (if any), of such payment on such Obligation by such Holder, or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Bond Purchase Agreement dated as of November 5, 1998, between the Shipowner and the purchaser named in Schedule 1 thereto, and hereby acknowledges receipt of a copy thereof.

      (e) Concerning Notices. (1) Subject to the provisions of Section 13.01 of Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the Secretary shall be in English and shall be deemed to have been sufficiently given or made when addressed to:

      The Indenture Trustee as:

           Bank One Trust Company, N.A.
           210 Baronne Street, 3rd Floor
           New Orleans, Louisiana 70112
           Attention:  Corporate Trust Department

      The Shipowner as:

           PERFORADORA CENTRAL, S.A. de C.V.
           Montes Urales 520
           Lomas de Chapultepec
           Mexico 11000, D.F.

      With a copy to:

           Milling, Benson, Woodward, L.L.P.
           909 Poydras Street, Suite 2300
           New Orleans, Louisiana  70112-1010
           Attention:  Neal D. Hobson

      The Secretary as:

           SECRETARY OF TRANSPORTATION
           c/o Maritime Administrator
           Department of Transportation
           400 Seventh Street, SW
           Washington, D.C. 20590

      (f) Applicable Law. This Indenture and each Obligation shall be construed, enforced, and governed by the laws of the United States of America, but to the extent they are inapplicable, then by the laws of the State of Louisiana of the United States of America without regard to its conflict of laws provision.

      (g) Jurisdiction and Consent to Suit. Any proceeding to enforce this Agreement may be brought in the Federal courts of the United States of America located in the State of Louisiana of the United States of America. The Shipowner and the Trustee hereby irrevocably waive any present or future objection to such venue, and for each of itself and in respect of any of their respective properties hereby irrevocably consents and submits unconditionally to the exclusive jurisdiction of those courts. The Shipowner further irrevocably waives any claim that any such court is not a convenient forum for any such proceeding. The Shipowner agrees that any service of process, writ, judgment or other notice of legal process shall be deemed and held in every respect to be effectively served upon it in connection with proceedings in the State of Louisiana, if delivered to Milling, Benson, Woodward, L.L.P., 909 Poydras Street, Suite 2300, New Orleans, Louisiana 70112-1010, Attention: Neal
D. Hobson, which it irrevocably designates and appoints as its authorized agent for the service of process in the State and Federal courts in the State of Louisiana. Nothing herein shall affect the right of the

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Trustee to serve process in any other manner permitted by applicable law. The
Shipowner further agrees that final judgment against it in any such action or proceeding arising out of or relating to this Indenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of that fact and of the judgment.

                                 ARTICLE SIXTH

                                Representations

      Each of the Shipowner and the Indenture Trustee represent that it has duly authorized, executed and delivered this Indenture and that the Indenture constitutes the legal, valid, and binding obligations of each of them, enforceable against each of them in accordance with the terms hereof and of the Obligations.


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
      IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.



                               PERFORADORA CENTRAL, S.A. de C.V.
                                               Shipowner


/s/ JAVIER ALVAREZ MORPHY      By: /s/ PATRICIO ALVAREZ MORPHY
-------------------------          -------------------------------
Javier Alvarez Morphy              Patricio Alvarez Morphy
                                   President


                               BANK ONE TRUST COMPANY, N.A.
                                               Indenture Trustee

(SEAL)

/s/ ALTHENTIA FRANKLIN         By: /s/ TIMOTHY C. BRENNAN
-------------------------          -------------------------------

DISTRICT OF COLUMBIA      )
                          )    ss:
CITY OF WASHINGTON        )

      On this 5th day of November, 1998, before me personally appeared
Patricio Alvarez Morphy to me known, who being by me duly sworn, did depose and say that he is the President of Perforadora Central, S.A. de C.V., a Mexican corporation, the company described in and that executed the instrument hereto annexed, and who acknowledged to me that he did sign the foregoing instrument for and on behalf of the company by authority of the Board of Directors of said company, and that the same is the free act and deed of said company, and the free act and deed of him personally and as such officer.

      In testimony whereof, I have hereunto set my hand and seal this 5th day of November, 1998.

                               /s/ BRIDGET WALKER
                               ---------------------------------------------_
                               NOTARY PUBLIC



(Notarial Stamp and Seal)

DISTRICT OF COLUMBIA      )
                          )    ss:
CITY OF WASHINGTON        )

      Be it known this 5th day of November, 1998, personally appeared before me Timothy Brennan, who after being duly sworn, deposed and said that he is a Trust Officer of Bank One Trust Company, N.A., the banking association which is described in and executed the within instrument, and that he signed the within instrument by order of the Board of Directors of the said banking association and acknowledged the within instrument to be the free act and deed of the said banking association.

      In testimony whereof, I have hereunto set my hand and seal this 5th day of November, 1998.


                               /s/ BRIDGET WALKER
                               -----------------------------
                               NOTARY PUBLIC



(Notarial Stamp and Seal)

                                                                     DOCUMENT 5

                                           GENERAL PROVISIONS INCORPORATED INTO
                                               THE TRUST INDENTURE BY REFERENCE
                                                                      EXHIBIT 1
                                                                             TO
                                                                TRUST INDENTURE






                                                                     EXPORT.115


                                   EXHIBIT I
                      GENERAL PROVISIONS OF THE INDENTURE
                           INCORPORATED BY REFERENCE

                               TABLE OF CONTENTS
                                       TO
                                   EXHIBIT 1*
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
                                                                                                         Page
                                                                                                         ----
ARTICLE I.    DEFINITIONS; OFFICER'S CERTIFICATE AND OPINIONS OF COUNSEL...............................    1
                Section 1.01.  Definitions.............................................................    1
                Section 1.02. Officer's Certificate and Opinions of  Counsel...........................    1

ARTICLE II.   THE OBLIGATIONS..........................................................................    2
                Section 2.01.  Designation of Obligations..............................................    2
                Section 2.02.  Issue, Form, Principal Amount, Maturity, Interest, Place of Payment,
                     Denominations and Redemption of Obligations.......................................    2
                Section 2.03.  Issuance of Obligations of Initial Series...............................    2
                Section 2.04.  Additional Obligations; Obligations of Additional Series................    2
                Section 2.05.  Legends on Obligations..................................................    3
                Section 2.06.  Dates of Obligations; Interest Rights...................................    3
                Section 2.07.Execution of Obligations..................................................    3
                Section 2.08.  Authentication of Obligations and Guarantees............................    3
                Section 2.09.Temporary Obligations.....................................................    3
                Section 2.10.  Registration, Transfer and Exchange.....................................    4
                Section 2.11.  Who Treated as Owners...................................................    4
                Section 2.12.  Lost, Stolen, Destroyed or Mutilated Obligations........................    4
                Section 2.13.Reacquired Obligations, Cancellation and Disposition of Obligations.......    5

ARTICLE III.REDEMPTION OF OBLIGATIONS..................................................................    5
                Section 3.01.  Redemptions Suspended During Default....................................    5
                Section 3.02.  (a) Redemptions with Premium............................................    5
                               (b) Redemptions without Premium.........................................    5
                               (c) Sinking Fund Redemptions............................................    6
                               (d) Adjustment of Redemption Payments...................................    6
                Section 3.03.  Terminal Mandatory Redemption...........................................    6
                Section 3.04.  Redemptions to Comply with Provisions of Section 1104A(b)(2) of the Act.    6
                Section 3.05.  Redemption After Total Loss, Requisition of Title XI, Seizure or
                               Forfeiture of Vessel or Termination of Certain Contracts................    6
                Section 3.06.  Redemption After Assumption by the Secretary............................    6
                Section 3.07.  Determination of Obligations to be Redeemed.............................    7
                Section 3.08.  Notices of Redemption...................................................    7
                Section 3.09.  Deposit of Redemption Moneys............................................    7
                Section 3.10.  Payment of Redemption Price.............................................    7
                Section 3.11.  Payment of Obligations..................................................    8

ARTICLE IV.  CASH HELD BY INDENTURE TRUSTEE OR PAYING AGENTS...........................................    8
                Section 4.01.  Generally...............................................................    8
                Section 4.02.  Paying Agents Other Than Indenture Trustee..............................    9
                Section 4.03.  Unclaimed Amounts.......................................................    9
                Section 4.04.  Application of Funds....................................................    9

ARTICLE V   REPRESENTATIONS AND AGREEMENTS OF SHIPOWNER................................................    9
                Section 5.01.  Authorization, Execution and Delivery  of Indenture.....................    9

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
                Section 5.02   Payment and Procedure for Payment of Obligations........................   10
                Section 5.03   Offices or Agencies of Shipowner........................................   10

ARTICLE VI.INDENTURE DEFAULTS AND REMEDIES.............................................................   10
                Section 6.01.  What Constitutes "Indenture Defaults"...................................   10
                Section 6.02.  Demand for Payment of Guarantees........................................   10
                Section 6.03.  Appointment of Indenture Trustee and Holders of Outstanding
                               Obligations as Attorneys-in-Fact........................................   11
                Section 6.04.  Termination and Payment of the Guarantees...............................   11
                Section 6.05.  Rights of Indenture Trustee After Indenture Default.....................   11
                Section 6.06.  (a) Obligees' Right to Direct Indenture Trustee After Indenture Default.   11
                               (b) Limitations on Obligees Right to Sue................................   11
                               (c) Unconditional Right of Obligees to Sue for Principal (and Premium,
                                   if any) and Interest................................................   13
                Section 6.07.  Undertaking for Costs...................................................   13
                Section 6.08.  Recision of Payments....................................................   13
                Section 6.09.  Assumption of Obligations of Secretary..................................   14

ARTICLE VII.  THE INDENTURE TRUSTEE....................................................................   14
                Section 7.01.  Acceptance of Trusts....................................................   14
                Section 7.02.  Eligibility of Indenture Trustee........................................   14
                Section 7.03.  Rights and Duties of Indenture Trustee..................................   14
                Section 7.04.  Compensation, Expenses and Indemnification of Indenture Trustee.........   16
                Section 7.05.  Resignation and Removal of Indenture Trustee............................   17
                Section 7.06.  Appointment of Successor Indenture Trustee..............................   17
                Section 7.07.  Effect of Appointment of Successor Indenture Trustee....................   17
                Section 7.08.  Merger, Consolidation and Sale of Indenture Trustee.....................   17

ARTICLE VIII. CONSOLIDATION, MERGER AND SALE BY SHIPOWNER..............................................   18
                Section 8.01.  Consolidation, Merger or Sale by Shipowner..............................   18
                Section 8.02.  Sale of Vessel by the Secretary.........................................   18

ARTICLE IX.   ACTS OF OBLIGEES.........................................................................   19
                Section 9.01.  Acts of Obligees........................................................   19

ARTICLE X. SUPPLEMENTAL INDENTURES.....................................................................   19
                Section 10.01.  Permissible Without Action by Obligees.................................   19
                Section 10.02.  Protection of Indenture Trustee........................................   20
                Section 10.03.  Reference in Obligations to Supplemental Indenture.....................   20
                Section 10.04.  Waivers and Supplemental Indentures with Consent of Obligees...........   20
                Section 10.05.  Consent of Secretary...................................................   20
                Section 10.06.  Continued Validity of the Guarantees...................................   21

ARTICLE XI.   PERFORMANCE OF OBLIGATIONS TO SECRETARY..................................................   21
                Section 11.01.  Performance of Obligations to Secretary................................   21

ARTICLE XII.  SATISFACTION AND DISCHARGE OF INDENTURE..................................................   21
                Section 12.01.  Satisfaction and Discharge of Indenture................................   21

ARTICLE XIII. Miscellaneous............................................................................   21
                Section 13.01.  Notices and Demands....................................................   21
                Section 13.02.  Waivers of Notice......................................................   21
                Section 13.03.  Benefit of Indenture...................................................   21
                Section 13.04.  Execution of Counterparts..............................................   22
                Section 13.05.  Table of Contents; Titles and Headings.................................   22
                Section 13.06.  Integration with Special Provisions of the Indenture...................   22
                Section 13.07.  Immunity of Incorporators, Stockholders, Officers and Directors........   22

                Section 13.08.  Payment in U.S. Currency...............................................   22
                Section 13.09.  Shipowner not Immune...................................................   23

                                   EXHIBIT I
                      GENERAL PROVISIONS OF THE INDENTURE
                           INCORPORATED BY REFERENCE

                                   ARTICLE I
                      DEFINITIONS; OFFICER'S CERTIFICATES
                            AND OPINIONS OF COUNSEL

      SECTION 1.01. Definitions. For all purposes of this Indenture, the terms used herein shall have the meanings specified in the Special Provisions hereof, including without limitation Schedule A to this Indenture.

      SECTION 1.02. Officers Certificates and Opinions of Counsel. (a) Each Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for herein (or waiver thereof) shall include:

            (1) A statement that the Person or Persons making such certificate or rendering such opinion has or have read such covenant or condition;

            (2) A brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) A statement that, in the opinion of such Person or Persons, he or they have made or caused to be made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with (or compliance therewith has been waived); and

            (4) A statement as to whether or not, in the opinion of such Person or Persons, such condition or covenant has been complied with (or such compliance has been waived).

      (b) An Opinion of Counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of any Person) upon a certificate or opinion of or representations in writing signed by an officer or officers of such Person or by such Person, as the case may be, and may be based upon an Opinion of Counsel signed by another counsel.

      An Opinion of Counsel may state that said opinion is subject to the execution and delivery of designated instruments if copies of such instruments in form approved by such counsel are delivered to the Indenture Trustee prior to or concurrently with the delivery of said opinion.

      (c) A certificate or opinion of a Person or Persons other than counsel may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless the Person or Persons signing such certificate or opinion knew that such Opinion of Counsel was erroneous or, in the exercise of reasonable care, should have known that the same was erroneous.

      (d) If the Indenture requires or permits the execution of any document by officers, counsel or other Persons, such document may be executed in counterparts by different officers, counsel or other Persons, all of which shall form one instrument.

      (e) If the signer of any document is required to be approved by the Indenture Trustee, the acceptance of such document by the Indenture Trustee shall be sufficient and conclusive evidence of such approval.

      (f) The fact that the delivery of any document is a condition precedent to any action required or permitted hereby shall not preclude the withdrawal, revocation, rescission, modification or amendment of such document at any time prior to such action, and in the event of any such withdrawal, revocation or rescission, such document shall be disregarded for all purposes of this Indenture.

                                   ARTICLE II
                                THE OBLIGATIONS

      SECTION 2.01. Designation of Obligations. The Obligations of each series shall be designated as stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series.

      SECTION 2.02. Issue, Form, Principal Amount, Maturity, Interest, Place of Payment, Denominations and Redemption of Obligations. (a) Upon or after the execution ant delivery of this Indenture the aggregate principal amount of Obligations of the series and Stated Maturity or Maturities permitted by the Special Provisions hereof may be executed by the Shipowner, authenticated by the Indenture Trustee, and delivered as provided herein.

      (b) The Obligations of each series and Stated Maturity to be issued hereunder, the Guarantees of the United States to be endorsed thereon and the Indenture Trustee authentication certificates to be endorsed thereon shall, in the case of the initial series of Obligations, be in the form or forms forth in
Exhibit 2 to the Special Provisions hereof or, in the case of Obligations of any additional series, in the form or forms set forth in the Supplemental Indenture establishing such series, and said Obligations shall:

            (1) be limited to the respective principal amounts stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series;

            (2) bear interest from the date specified in Section 2.06 at the rate or rates per annum stated in such Obligations;

            (3) mature in the amount or amounts and at the time or time stated therein;

            (4) be payable as to principal (and any premium thereon if premium in case of redemption prior to Stated Maturity is provided for therein), in any coin or currency of the United States which at the time of payment is legal tender for public and private debts, at an office or agency maintained from time to time by the Shipowner for such purpose as provided in Section 5.03 at the place or places stated in the Special Provisions hereof and payable as to interest as aforesaid or, at the option of the Shipowner, by check mailed by such office or agency to the addresses of the Obligees as such addresses shall appear in the Obligation Register;

            (5) be issued in the denominations provided in the Special Provisions hereof or in the Supplemental Indenture establishing such series; and

            (6) be subject to redemption to the extent and as provided in
      Article III.

      (c) If the Maturity of any Obligation or an interest Payment Date for any Obligation shall be a day other than a Business Day, then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the nominal date for such payment, and no interest shall accrue thereon for the period after said nominal date (whether or not such next succeeding Business Day occurs in a succeeding month).

      SECTION 2.03. Issuance of Obligations of Initial Series. At any time and from time to time after the execution and delivery of this Indenture, the Shipowner may deliver to the Indenture Trustee Obligations of the initial series issuable under this Indenture duly executed by the Shipowner as hereinafter provided, accompanied by a Request of the Shipowner, and thereupon the Indenture Trustee shall authenticate such Obligations, after endorsing thereon and authenticating the Guarantees of the United States in accordance with the Authorization Agreement, and shall deliver such Obligations and Guarantees in accordance with such Request. Each such Request shall specify the principal amounts, interest rates and Stated Maturities of the Obligations to be authenticated and the names and addresses of the Persons in whose name the Obligations are to be registered.

      SECTION 2.04. Additional Obligations; Obligations of Additional Series. At any time or from time to time, the Shipowner may, with the approval of the Secretary, issue additional Obligations of any series and Stated Maturity theretofore issued or of one or more additional series for the purpose of aiding in financing or refinancing the construction, reconstruction, or reconditioning of one or more of the Vessels or to refund Obligations issued for such principal, and, which shall
(i) be in such principal amount, and (in the case of Obligations of any additional series) mature on such dates, bear interest at such rate or rates, be in such form or forms and have such other terms and provisions, as shall be set forth in a Supplemental Indenture providing for the issue thereof and (ii) be guaranteed by the United States under Title XI of the Act pursuant to a supplement to the Authorization Agreement.

      SECTION 2.05. Legends on Obligations. Any Obligation may have imprinted or stamped thereon any legend, consistent herewith, which is prescribed by the Shipowner and approved by the Indenture Trustee, and, except for endorsements permitted by the second paragraph of Section 2.10(c), by the Secretary.

      SECTION 2.06. Dates of Obligations; Interest Rights. Each Obligation of any series shall be dated the date of its authentication and except as otherwise provided in this Section, shall bear interest from the Interest Payment Date for Obligations of such series next preceding the date of such Obligation to which interest on the Obligations of such series has been paid, unless (i) the date of such Obligation is the date to which interest on the Obligations of such series has been paid, in which case from the date of such Obligation, or (ii) no interest has been paid on the Obligations of such series since the original issue date (as defined below) of such Obligation, in which case from such original issue date. The term "original issue date" of an Obligation shall mean (a) in the case of an Obligation issued on original issue, the date of such Obligation, or (b) in the case of an Obligation not issued on original issue, the date of the Obligation (or portion thereof) issued on original issue for which such Obligation was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      SECTION 2.07. Execution of Obligations. The Obligations shall from time to time be executed on behalf of the Shipowner by a Responsible Officer thereof (whose signature may be a facsimile), and its corporate seal (which may be a facsimile) shall be affixed thereto or imprinted thereon and attested by its secretary, an assistant secretary or an assistant trust officer (whose signature may be a facsimile).

      If any officer of the Shipowner whose signature (facsimile or otherwise) appears on any Obligation shall cease to be such officer before such Obligation shall have been authenticated by the Indenture Trustee or delivered, such Obligation nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons whose signature or signatures (facsimile or otherwise) appear on such Obligation had not ceased to be such officer or officers of the Shipowner.

      SECTION 2.08. Authentication of Obligations and Guarantees. No Obligation or the Guarantee of the United States thereon shall be valid unless such Obligation shall bear thereon an authentication certificate, manually executed by the Indenture Trustee in accordance with the terms and conditions of the Authorization Agreement, substantially in the form or forms referred to in
Section 2.02(b). Such authentication certificate, so executed, on any Obligation shall be conclusive evidence, and the only competent evidence, that such Obligation and such Guarantee have been duly executed, authenticated and delivered hereunder.

      SECTION 2.09. Temporary Obligations. There may be issued from time to time in lieu of (or in exchange for) any definitive Obligation or Obligations one or more temporary Obligations of like series and Stated Maturity, with a Guarantee of the United States endorsed thereon and authenticated by the Indenture Trustee, substantially of the same tenor as the definitive Obligations in lieu of (or in exchange for) which they are issued, with or without the specification of any Redemption Price or Prices. Such temporary Obligation or Obligations may be in such authorized denomination or denominations as shall be stated in a Request of the Shipowner delivered to the Indenture Trustee prior to the authentication thereof, which Request shall specify the aggregate principal amounts and the series and Stated Maturities of such temporary Obligations.

      If definitive Obligations are not ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, with the consent of the Shipowner, exchange the same for a temporary Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount upon the surrender for cancellation of such temporary Obligation or Obligations.

      When definitive Obligations are ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, exchange the same without charge for a definitive Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount.

      SECTION 2.10. Registration, Transfer and Exchange. (a) The Shipowner shall cause the Indenture Trustee to keep an Obligation Register for the registration of ownership, transfers and exchanges of Obligations, at the Corporate Trust Office.

      (b) Any Obligation may be transferred at the Corporate Trust Office, by surrender of such Obligation for cancellation, accompanied by an instrument of transfer in form satisfactory to the Shipowner and the Indenture Trustee, duly executed by the registered Obligee or his duly authorized attorney, and thereupon the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees, a new Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, in authorized denominations of like series, tenor, interest accrual date and Stated Maturity and for the same aggregate principal amount.

      (c) The Shipowner shall not be required to register transfers or make exchanges of (1) Obligations for a period of 15 days immediately prior to (A) an Interest Payment Date or (B) any election of Obligations to be redeemed, (2) Obligations after demand for payment of the Guarantees and prior to the payment thereof or rescission of such demand pursuant to Section 6.02(a), or (3) any Obligation which has been selected for redemption in whole or in part.

      If any Obligation surrendered for transfer or exchange has been selected for redemption in whole or in part, there may be endorsed on any Obligation or Obligations issued therefor an appropriate notation of such fact.

      (d) Any Obligation shall be exchangeable for a like principal amount of Obligations of the same series, tenor, interest accrual date and Stated Maturity but of different authorized denominations. Obligations to be exchanged shall be surrendered at the Corporate Trust Office, and the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, the Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, requested by the Obligee in accordance with this paragraph (d).

      (e) As a condition precedent to any transfer or exchange of Obligations, the Shipowner may (except upon an exchange of temporary for definitive Obligations) require the payment of a sum sufficient to reimburse it for any dates or other governmental charges that may be imposed with respect thereto and a sum not exceeding $2.00 for each Obligation delivered upon any such transfer or exchange.

      SECTION 2.11. Who Treated as Owners. The Shipowner, the Indenture Trustee, the Secretary, and any office or agency for the payment of principal of (and premium, if any) or interest on the Obligations may deem and treat the Person in whose name any Obligation is registered in the Obligation Register as the absolute owner of such Obligation for all purposes, and neither the Shipowner, the Indenture Trustee, the Secretary, nor any such office or agency shall be affected by any notice to the contrary, whether such Obligation shall be past due or not. All payments of or on account of principal (and premium, if any) or interest, or pursuant to the Guarantee endorsed on such Obligation, to such registered Obligee shall be valid and effectual to satisfy and discharge the liability of the Shipowner and the Secretary to the extent of the sum or sums so paid, except as otherwise provided in Section 6.08.

      SECTION 2.12. Lost, Stolen, Destroyed or Mutilated Obligations. Upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Outstanding Obligation and the ownership thereof, the Shipowner may execute, and upon request of the Shipowner, the Indenture Trustee shall, but subject to all limitations imposed by the Authorization Agreement and only to the extent authorized thereby, authenticate and deliver, a new Obligation, and the Guarantee of the United States thereon, of like series, tenor, interest accrual date, principal amount and Stated Maturity (which may bear such notation as may be required by the Indenture Trustee or by usage or by the rules of any stock exchange upon which the Obligations are then listed and which shall bear a serial number different from the serial number of the lost, stolen, destroyed or mutilated Obligation) in lieu of such lost, stolen, destroyed or mutilated Obligation and, similarly, upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Obligation which has or is about to become due and payable, the Indenture Trustee may deem the applicant with respect thereto to be the owner of said Obligation for the purpose of receiving payment on account thereof of principal (and premium, if any) upon maturity or interest or the payment of the Guarantee thereof; provided that, as conditions precedent to the execution, authentication and delivery of any new Obligation in place of said Obligation or to any payment contemplated by this Section, (1) the Shipowner, the Indenture Trustee and the Secretary shall receive indemnity satisfactory to the Shipowner, the Indenture Trustee and the Secretary, (2) the Shipowner shall be reimbursed for all reasonable expenses (including any fees or expenses of the Indenture Trustee) incident thereto, and (3) said Obligation shall (unless the same shall have been lost, stolen or destroyed) be surrendered.

      Obligations issued pursuant to this Section and the Guarantees endorsed thereon shall constitute original contractual obligations of the Shipowner and the United States. respectively, whether or not the lost, stolen or destroyed Obligations be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Outstanding Obligations issued hereunder.

      The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of lost, stolen, destroyed or mutilated Obligations.

      SECTION 2.13. Reacquired Obligations; Cancellation and Disposition of Obligations. In the event the Shipowner shall reacquire any Obligations (whether by purchase or otherwise, such Obligations shall forthwith be delivered to the Indenture Trustee for cancellation. Except as provided in
Section 3.10(b), all Obligations surrendered for the purpose of payment, redemption, transfer, exchange, or substitution, or (if permitted in the Special Provisions hereof or the Supplemental Indenture establishing any additional series of Obligations) in discharge in whole or in part of any sinking fund payment shall, if surrendered to the Shipowner or any Paying Agent, be delivered to the Indenture Trustee for cancellation, or, if surrendered to the Indenture Trustee, shall be canceled by it. No Obligation shall be authenticated in lieu of or in exchange for any Obligation cancelled as provided in this Section, except as may be expressly permitted by this Indenture. Obligations cancelled by the Indenture Trustee shall be delivered or disposed of as directed by a Request of the Shipowner.

                                  ARTICLE III
                           REDEMPTION OF OBLIGATIONS

      SECTION 3.01. Redemptions Suspended During Default. Notwithstanding the following provisions of this Article III, neither the Shipowner nor the Indenture Trustee shall redeem any Obligations, except pursuant to Section 3.04 or 3.06 during the continuance of any Indenture Default or event which with the lapse of time could constitute a Payment Default, except that, where the mailing of notice of redemption of any Obligations shall have theretofore been made, the Indenture Trustee shall redeem or cause to be redeemed such Obligations if it shall have received a sum sufficient for such redemption. Except as aforesaid, any moneys received by the Indenture Trustee for the redemption of Obligations which may not be applied to the redemption thereof shall be held as security for the payment of all the Obligations, and, (i) in case such Indenture Default or such event shall no longer be continuing, such moneys shall thereafter be applied to the redemption of Obligations in accordance with the applicable provisions of the Obligations and of this
Article III, (ii) in the event the Secretary shall have assumed the Obligations pursuant to Section 6.09 or shall have been required to pay the Guarantees, such moneys shall be paid over by the Indenture Trustee to the Secretary or
(iii) if no Obligation shall be Outstanding, other than by payment of the Guarantees, such moneys shall be paid to the Shipowner.

      SECTION 3.02. (a) Redemptions with Premium). If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to redemption at a premium in the amounts, at the price or prices, at the time or times and subject to the conditions specified therein.

      (b) Redemption Without Premium. The Obligations of each series shall be subject to redemption without premium in the amounts, at the time or times and subject to the conditions specified in Sections 3.03, 3.04, 3.05, and 3.06. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall also be subject to redemption without premium in the amounts, at the time or times and subject to the conditions specified therein or as provided in subsection (c) of this Section 3.02.

      (c) Sinking Fund Redemptions. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to
(i) mandatory redemption through the operation of a sinking fund or similar fund, in such amounts, at such times and subject to such credits ( if any) as may be specified therein, and (ii) redemption at the option of the Shipowner, in connection with the operation of any such fund, in such additional amounts and subject to such conditions as may be specified therein.

      (d) Adjustments of Redemption Payments. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or of the Supplemental Indenture establishing such series provide for an adjustment in mandatory redemption payments as a result of any redemption or cancellation of Obligations, the Shipowner shall recompute the remaining mandatory redemption payments pursuant to such provisions and shall, at least 60 days prior to the next Interest Payment Date which occurs at least 60 days following any such redemption or cancellation of Obligations of such series requiring such recomputation, submit to the Secretary for his review of such recomputation to ascertain compliance with the provisions of such Obligations or the Special Provisions hereof or such Supplemental Indenture, a table of revised mandatory redemption payments on the Obligations of such series reflecting the adjustments made pursuant to such provisions as a result of such redemption or cancellation. Upon advice by the Secretary that he finds such recomputation to comply with such provisions, the Shipowner shall submit said table to the Indenture Trustee and the Indenture Trustee shall promptly submit a copy thereof to each Holder of an Obligation of such series.

      SECTION 3.03. Terminal Mandatory Redemption. The Shipowner shall redeem, at the principal amount thereof and interest accrued thereon, all the Obligations that shall be Outstanding on the date determined in accordance with
Section 1104A(b)(3) of the Act and specified in the Special Provisions hereof so that the final maturity of such Obligations shall not exceed the period specified in said Section.

      SECTION 3.04. Redemptions to Comply with Provisions of Section 1104A(b)(2) of the Act. Upon receipt by the Indenture Trustee of a written instruction signed by the Secretary and a Responsible Officer of the Shipowner stating that upon receipt of funds paid to the Indenture Trustee by the Shipowner or the Secretary on behalf of the Shipowner such funds (i) shall be applied in the manner specified in such instruction to redeem the principal amount of Obligations specified in such instruction and (ii) are to be so applied in order that the principal amount of Obligations that will be Outstanding after such redemption will not exceed the principal amount thereof eligible for guarantee by the United States under Section 1104A(b)(2) of the Act, the Indenture Trustee shall promptly give notice as provided in Section
3.08 of the redemption of such Obligations on a date which is 45 days from the date of receipt by the Indenture Trustee of such instruction; and the Indenture Trustee shall, on such date, redeem such Obligations at the principal amount thereof and interest accrued thereon to such date. The Shipowner agrees to notify the Indenture Trustee of the redemption at least 10 days prior to receipt by the Indenture Trustee of such written instruction.

      SECTION 3.05. Redemption after Total Loss, Requisition of Title, Seizure or Forfeiture of a Vessel or Termination of Certain Contracts. Upon receipt by the Indenture Trustee of written instructions from the Secretary and the Shipowner stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein ( which shall be not less than 40 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) by reason of (i) an actual, constructive, agreed or compromised total loss of a Vessel, (ii) requisition of title to, or seizure or forfeiture of a Vessel or (iii) termination of any contract for the construction, reconstruction or reconditioning of a Vessel, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption on such date of such principal amount of Obligations and the Indenture Trustee shall, on such date, redeem such principal amount of Obligations together with interest accrued thereon to such Redemption Date.

      SECTION 3.06. Redemption after assumption by the Secretary. Upon receipt by the Indenture Trustee of written instructions from the Secretary stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein (which shall be not less than 30 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) at the option of the Secretary at any time after the Secretary's assumption of the Obligations pursuant to Section 6.09, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption on the Redemption Date of the principal amount of Obligations specified in such instructions and the Indenture Trustee shall, on such Redemption Date, redeem such Obligations together with interest accrued thereon to such Redemption Date; provided however, that the Secretary shall redeem at the principal amount thereof and interest accrued thereon the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels which have been sold pursuant to Section 8.02 to a purchaser or purchasers who have not assumed such Obligations by notice to the Indenture Trustee in accordance with this
Section 3.06 within 30 days of the non-assumption of the Obligations by such purchaser. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

      SECTION 3.07. Determination of Obligations to be Redeemed. (a) If less than all the Obligations are to be redeemed pursuant to Section 3.04 or 3.05, the Indenture Trustee shall elect Obligations of each series and Stated Maturity for redemption in proportion to the respective principal amounts of Obligations of such series and Stated Maturity then Outstanding, except as otherwise provided in the Special Provisions or in the Supplemental Indenture with respect to any series, making adjustment so that the principal amount of any Obligation to be redeemed shall be $1,000 or an integral multiple thereof.

      (b) If less than all the Obligations of any series or Stated Maturity are to be redeemed under any of the provisions contained or referred to in this
Article III, the Indenture Trustee shall elect, in such manner as it shall deem appropriate and fair, the Obligations of such series or Stated Maturity to be redeemed, and the Indenture Trustee shall, according to such method as it shall in its reasonable discretion deem appropriate, make adjustments so that the principal amount of any Obligation to be redeemed shall be $1,000 or an integral multiple thereof.

      (c) Notwithstanding the provisions of the Section 3.07(b), if less than all the Bonds are to be optionally redeemed under any of the provisions contained or referred to in Article Third hereof or Article III of the Special Provisions of this Indenture, the Indenture Trustee shall select for redemption Bonds of the Stated Maturity or Stated Maturities and (ii) if less than all the Bonds of a particular Stated Maturity are to be redeemed under any provisions contained or referred to in Article Third of the Special Provisions of this Indenture or Article III hereof, the Indenture Trustee shall select the particular Bonds and/or portions ($1,000 or any integral multiple thereof) of Bonds to be redeemed on the Redemption Date by allocating the principal amount to be redeemed among the Holders of Bonds of such Stated Maturity in proportion to the respective principal amount of Bonds of such Stated Maturity registered in their respective names.

      SECTION 3.08. Notices of Redemption. (a) In case of any redemption of Obligations, whether mandatory or optional, a notice of redemption (indicating
(1) the Redemption Date, (2) the redemption Price, (3) if a part only of such Obligations is to be redeemed, the numbers or other identification of the Obligations and the principal amount thereof to be redeemed, in whole or in part, (4) the place of payment upon redemption and (5) that interest shall cease to accrue after the Redemption Date (but only if the Indenture Trustee or any Paying Agent shall have received the required moneys) shall be given, by or on behalf of the Shipowner, by mailing a copy of such notice, by first class mail, postage prepaid, at least 30 days but not more than 60 days prior to the Redemption Date, to each Holder of an Outstanding Obligation to be redeemed in whole or in part at his last address appearing upon the Obligation Register.

      (b) Any notice of optional redemption of Obligations shall state that the redemption is subject to the receipt of the redemption moneys by the Indenture Trustee or any Paying Agent. Such notice shall be of no effect unless prior to the opening of business on the Redemption Date the Indenture Trustee or such Paying Agent shall receive an amount in cash sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption)

      SECTION 3.09. Deposit of Redemption Moneys. Prior to the opening of business on any Redemption Date, the Shipowner shall, except as contemplated by
Section 3.08(b), deposit or cause to be deposited with the Indenture Trustee or (except in the case of redemptions pursuant to Section 3.04, 3.05, or 3.06 ) with any Paying Agent an amount sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption) with irrevocable directions to it to so apply the same.

      SECTION 3.10. Payments of Redemption Price. (a) If notice of redemption shall have been given as provided above, the Obligations or portions thereof specified in such notice shall, except as contemplated by Section 3.08(b), become due and payable on the Redemption Date and at the place of payment and the Redemption

Price stated in such notice, and on and after said Redemption
Date (unless the Shipowner shall default in the payment of such Redemption Price) interest on the Obligations or portions thereof so called for redemption shall cease to accrue. Upon presentation and surrender of such Obligations in accordance with such notice, such Obligations or the specified portions thereof shall be paid and redeemed at the applicable Redemption Price.

      (b) Upon presentation of any Obligation redeemed in part only, the Shipowner shall execute and the Indenture Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Shipowner, a new Obligation or Obligations of like series and Stated Maturity of authorized denominations, having endorsed thereon a Guarantee or Guarantees executed by the Secretary, in principal amount equal to the unredeemed portion of the Obligation so presented, or, at the option of such Holder, there may be noted thereon by the Indenture Trustee or, at its direction, by any Paying Agent the payment of the portion of the principal amount of such Obligation so called for redemption.

      SECTION 3.11. Payments of Obligations. (a) The Obligations to be issued hereunder shall be payable as to principal, premium, if any, and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or, at the option of the Shipowner, as to payments of principal, premium, if any, or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment. The Indenture Trustee agrees that within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check or, if payment is to be made by wire transfer or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited or, if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

      (b) Notwithstanding any terms of this Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by certified or official bank check or, at the request of such Holder, by credit to an account maintained by the Holder with the Indenture Trustee or by wire transfer of the principal of and the premium, if any, and interest on such Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation, if any, of such payment on such Obligation by such Holder or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Bond Purchase Agreement dated as of the Closing Date, between the Shipowner and the Purchasers named in Schedule 1 thereto and hereby acknowledges receipt of a copy thereof.

                                   ARTICLE IV
                CASH HELD BY INDENTURE TRUSTEE OR PAYING AGENTS

      SECTION 4.01. Generally. (a) All cash held by the Indenture Trustee or any Paying Agent under this Indenture shall be held as a special deposit in trust for the purposes for which held (subject to Section 4.03).

      (b) Cash held by the Indenture Trustee or any Paying Agent (other than the Shipowner) under this Indenture--

            (1) need not be segregated;

            (2) shall not be invested; and

            (3) shall not bear interest except to the extent the Indenture Trustee or such Paying Agent allows interest on similar deposits or except as the Shipowner and the Indenture Trustee (or such Paying Agent) may agree.

      SECTION 4.02. Paying Agents Other Than Indenture Trustee. (a) The Shipowner will cause any Paying Agent (other than the Indenture Trustee) which it may appoint by a writing delivered to such Paying Agent, with copies to the Indenture Trustee and the Secretary, to execute and deliver to the Indenture Trustee an instrument in which such agent shall agree with the Indenture Trustee that, subject to paragraph (b) of this Section and Section 4.03:

            (1) it will hold in trust all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on Obligations for the benefit of the Holders of such Obligations, or for the benefit of the Indenture Trustee;

            (2) it will forthwith give the Indenture Trustee written notice addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee signed by a Responsible Officer of the Paying Agent of (A) any payment by the Shipowner of the principal of (and premium, if any) or interest on Obligations, specifying the amount paid, segregated as to principal (premium, if any) and interest, and identifying each Obligation on which any payment was made by number, date, series, Stated Maturity and the name of the Obligee, and/or (B) any failure of the Shipowner to make any such payment when the same shall be due and payable; and

            (3) it will promptly, and in no event later than ten days after any payment made by it hereunder, give the Indenture Trustee written notice addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee of all payments of Obligations made by it, including and identifying all endorsements of payment made on Obligations by it, signed and containing the specified information as provided in subparagraph (2) above, and deliver to the Indenture Trustee all Obligations surrendered to it, for cancellation by the Indenture Trustee.

      (b) The Shipowner may at anytime cause to be paid to the Indenture Trustee all sums held in trust by any Paying Agent pursuant to this Section, such sums to be held by the Indenture Trustee upon the same trusts.

      SECTION 4.03. Unclaimed Amounts. Any moneys received by the Indenture Trustee or a Paying Agent, for the payment of Obligations or Guarantees and remaining unclaimed by the Holders thereof for 6 years after the date of the Maturity of said Obligations or the date of payment by the Secretary of the Guarantees shall, upon delivery to the Indenture Trustee of a Request by the Shipowner, be paid to the Shipowner; provided that, not less than 30 days prior to such payment, the Shipowner shall publish notice thereof to the Obligees at least once in the Authorized Newspapers, unless the Indenture Trustee, in its discretion, waives the publication of such notice. In such event, such Holders shall thereafter be entitled to look only to the Shipowner (and the settlor or settlors of any trust for which the Shipowner is trustee, to the extent paid over to it or them) for the payment thereof, and the Indenture Trustee or such Paying Agent, as the case may be, shall thereupon be relieved from all responsibility to such Holders therefor. No such Request, publication or payment shall be construed to extend any statutory period of limitations which would have been applicable in the absence of such Request, publication or payment.

      SECTION 4.04. Application of Funds. If at any time the Indenture Trustee shall hold funds (other than any amounts received by the Indenture Trustee pursuant to Section 7.04), the application, distribution or payment of which is not governed by Request or written instruction of the Shipowner delivered pursuant to any provision of the Indenture, the Indenture Trustee shall give written notice thereof to the Shipowner, who shall promptly thereafter deliver to the Indenture Trustee a Request or written instruction bearing the written consent of the Secretary and directing the application, distribution or payment to be made of such funds.

                                   ARTICLE V
                  REPRESENTATIONS AND AGREEMENTS OF SHIPOWNER

      The Shipowner hereby represents and agrees, so long as Obligations are Outstanding, as follows:

      SECTION 5.01. Authorization, Execution and Delivery of Indenture. The Shipowner has duly authorized the execution and delivery of this Indenture.

      SECTION 5.02. Payment and Procedure for Payment of Obligations. The Shipowner will duly and punctually pay the principal of (and premium, if any) and interest on the Obligations according to the terms thereof and of this Indenture. The Shipowner will deposit with the Indenture Trustee or (subject to Section 3.09) a Paying Agent prior to the opening of business on each date fixed for each such payment an amount sufficient for such payment (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such payment) with irrevocable directions to it to so apply the same; provided that payments of interest may be made as provided in
Section 2.02(b) (4) and provided further that except with the consent of the Secretary the Shipowner shall not deposit any such amount more than thirty days prior to the date of the payment for which such amount is deposited.

      SECTION 5.03. Offices or Agencies of Shipowner. The Shipowner shall (1) at all times cause one or more offices or agencies to be maintained within the United States where Obligations may be presented for payment, registration of transfer and exchange, and where demands to or upon the Shipowner with respect thereto may be served, and (2) from time to time give written notice to the Indenture Trustee and to the Secretary of the location of such offices or agencies. The Corporate Trust Office shall be deemed to be such an office or agency for such purposes until the Shipowner shall give the Indenture Trustee and the Secretary written notice to the contrary.

      Any such office or agency for payment of the Obligations (other than the Corporate Trust Office) shall be a Paying Agent appointed in accordance with
Section 4.02.

                                   ARTICLE VI
                        INDENTURE DEFAULTS AND REMEDIES

      SECTION 6.01. What Constitutes Indenture Defaults. Each of the following events shall constitute an "Indenture Default":

      (a) Default in the payment of the whole or any part of the interest on any of the Outstanding Obligations when the same shall become due and payable or default in the payment of the whole or any part of the principal of any of the Outstanding Obligations when the same shall become due and payable, whether by reason of Maturity, redemption, acceleration or otherwise, or any default referred to in Section 6.08. and continuation of any such default for a period of 30 days (herein called a "Payment Default"); and

      (b) The giving of a Secretary's Notice to the Indenture Trustee.

The Indenture Trustee shall give to the Obligees, the Secretary and the Shipowner prompt notice in writing of any default in payment referred to in clause (a) of this Section 6.01 (unless such default shall have been remedied prior to the giving of such notice), and of the occurrence of any Indenture Default which shall be continuing; provided that the Indenture Trustee shall have no duty to give any such notice unless and until a Responsible Officer of the Indenture Trustee, who is a Responsible Officer in its Corporate Trust Office, has actual knowledge of such default or Indenture Default. Any such notice of an Indenture Default to the Obligees (i) shall specify the nature of such Indenture Default, (ii) shall state that, by reason thereof, the Indenture Trustee is entitled under the Indenture to demand payment by the Secretary of the Guarantees, (iii) shall set forth the provisions of Section 6.04(b)(3) and
(5), and (iv) shall advise the Obligees of the provisions of Section 6.02.

      SECTION 6.02. Demand for Payment of Guarantees. (a) If an Indenture Default shall have occurred and be continuing, the Indenture Trustee shall not later than 60 day from the date of such Indenture Default demand payment by the Secretary of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, all Outstanding Obligations, whereupon the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest thereon shall become due and payable on the first to occur of the date which is 30 days from the date of such demand or the date on which the Secretary pays the Guarantees; provided, that, in the case of a demand made as a result of a Payment Default, if, prior to the expiration of 30 days from the date of such demand and prior to any payment of the Guarantees by the Secretary, the Secretary shall find, and give written notice to the Shipowner and the Indenture Trustee to the effect that, there was no Payment Default or that such Payment Default was remedied prior to such demand, such demand and the consequences thereof shall be rescinded and annulled and the Guarantees shall remain in full force and effect. The Indenture Trustee shall give to each Obligee and to the Shipowner prompt written notice of any demand made by the Indenture Trustee pursuant to this paragraph (a), any such notice to Obligees to be given as provided in Section 6.04(c).

      (b) If the Indenture Trustee shall not have made the demand referred to in Section 6.02(a) on or before the 30th day following an Indenture Default which shall have occurred and be continuing and if the Holders of all Outstanding Obligations shall not have theretofore elected to terminate the Guarantees as provided in Section 6.04(a) (2), any Holder of an Outstanding Obligation, by an Act of Obligees delivered to the Secretary (with copies thereof to the Indenture Trustee and the Shipowner), may, in place of the Indenture Trustee and on behalf of all Holders of Outstanding Obligations, make such demand. subject to all the provisions of, ant with the effect provided in,
Section 6.02(a); provided, however, that the right of each Holder under this paragraph ( b ) shall be without prejudice to the rights and duties of the Indenture Trustee under Section 6.02(a) .

      SECTION 6.03. Appointment of Indenture Trustee and Holders of Outstanding Obligations as Attorneys-in-Fact. Each Holder of an Outstanding Obligation by the purchaser and acceptance of its Obligation, irrevocably appoints the Indenture Trustee and each other Holder of an Outstanding Obligation its agent and attorney-in-fact for the purpose of making the demand provided for in
Section 6.02 and (in the case of the Indenture Trustee) of receiving and distributing any payment or payments by the Secretary made pursuant to any such demand; provided that no action or failure to act by the Indenture Trustee shall affect the rights of any Holder of an Outstanding Obligation to take my action whatsoever permitted by law and not in violation of the terms of the Obligations or of the Indenture.

      SECTION 6.04. Termination and Payment of the Guarantees. (a) Except as otherwise provided in Section 6.08, the Guarantee with respect to any Obligation shall terminate in case, and only in case, one or more of the following events shall occur:

            (1) Such Obligation shall have been Retired or Paid;

            (2)  The  Holders  of all  Outstanding  Obligations  shall  have
      elected, by Act of Obligees delivered                          to
      the Secretary, to terminate the Guarantees;

            (3) Such Guarantee shall have been paid in full in cash by the Secretary; or

            (4) The Indenture Trustee and each Obligee shall have failed to demand payment of such Guarantee as provided herein or in such Guarantee or in the Act.

      (b) Subject to the provisions of Section 6.08, when the Secretary shall pay the Guarantees in full in cash to the Indenture Trustee:

            (1) The Indenture Trustee shall hold the entire amount thereof in trust for the sole purpose of providing for the payments specified in subparagraph (5) below;

            (2) No Obligation or Obligations shall thereafter be issued;

            (3) The Obligations (A) shall represent only the right to receive the payments from the Indenture Trustee specified in subparagraph
            (5) below and, in the event the Indenture Trustee makes payment to the Shipowner pursuant to Section 4.03, from the Shipowner, (B) shall otherwise no longer constitute or represent an obligation of the Shipowner, and (C) shall not be entitled to any other rights or benefits under this Indenture;

            (4) The Indenture Trustee shall forthwith give written notice to the Shipowner and to each of the Obligees, stating that it has received payment of the Guarantees in full in cash from the Secretary and that the same is available for distribution to the Obligees in the manner specified in subparagraph (5) below (and the Indenture Trustee shall give like notice to the Holders of the Obligations at least annually thereafter for a period of 6 years or until all Obligations shall have been cancelled, whichever is earlier); and

            (5) Upon the surrender for cancellation of any Obligation, the Indenture Trustee shall forthwith pay to the Holder of such Obligation in cash an amount (less the amount, if any, required to be withheld in respect of transfer or other taxes on payment to such Holder) equal to the unpaid principal amount of such Obligation and the unpaid interest accrued thereon to the date on which the Secretary shall have paid the Guarantees in full in cash to the Indenture Trustee; provided that, for the purposes of this subparagraph (5), the Indenture Trustee (A) may deem any Person as the owner of an Obligation in accordance with Section 2.11 and (B) shall not be required to make any payment in violation of applicable law.

      (c) Each notice to Obligees required by this Section shall be given by the Indenture Trustee by first class mail, postage prepaid, to the address of each Obligee appearing upon the Obligation Register.

      (d) If the Secretary shall not have paid the Guarantees in full in cash to the Indenture Trustee within 30 days after any demand therefor pursuant to
Section 6.02 (whether or not because the Secretary makes either of the findings referred to in the provision of Section 6.02(a)), the Indenture Trustee shall give prompt written notice of such nonpayment to each Obligee and the Shipowner. If the Indenture Trustee shall have received notice of either of such findings, such notice to each Obligee shall so state.

      SECTION 6.05. Rights of Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Indenture Trustee shall have the right to demand and to receive payment of the Guarantees and shall have, with the consent of the Secretary as to matters other than the enforcement of the Guarantees (unless all the Guarantees shall have terminated as provided herein):

      (a) the right (in its name, as the trustee of an express trust, or as agent and attorney-in-fact for each Holder of the Obligations as a class) to take all action to enforce its rights and remedies (including the institution and prosecution of all judicial and other proceedings and the filings of proofs of claim and debt in connection therewith), and to enforce all existing rights of the Holders of the Obligations as a class; and

      (b) all other rights and remedies granted to the Indenture Trustee by this Indenture, or the Authorization Agreement, or by law.

      In addition, during the continuance of an Indenture Default and if all the Guarantees shall have terminated as provided herein, the Indenture Trustee shall have the right, by written notice to the Shipowner, to declare the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest to be immediately due and payable.

      SECTION 6.06. (a) Obligees' Right to Direct Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Holders of a majority in principal amount of the Outstanding Obligations shall have the right, by an Act of Obligees, to direct the Indenture Trustee:

            (l) to exercise or to refrain from exercising any right or to enforce any remedy granted to it by this Indenture; and

            (2) to direct the time, method and place of the exercise of any such right or the enforcement of any such remedy:

provided that, subject to Section 7.03, the Indenture Trustee shall have the right not to take any such action if it shall determine in good faith that the action would involve it in personal liability, would subject it to expenses against which it had not been offered adequate security and indemnity, or would be unjustly prejudicial to the Obligees not parties to such direction.

      Anything in this Section 6.06(a) to the contrary notwithstanding, the Indenture Trustee shall be obligated to demand payment of the Guarantees as provided in Section 6.02(a) unless the Holders of all Outstanding Obligations shall have elected to terminate the Guarantees as provided in Section 6.04(a)(2), in which case the Indenture Trustee shall be obligated to refrain from making such demand.

      (b) Limitations on Obligees' Right to Sue. No Obligee shall have the right to institute any judicial or other proceedings under this Indenture unless:

            (1) the Indenture Trustee shall have been directed to institute such proceeding by the Holders of at least 25% in aggregate principal amount of the Obligations then Outstanding;

            (2) the Indenture Trustee shall have been offered adequate security and indemnity against the costs, expenses and liabilities to be incurred by compliance with such direction;

            (3) the Indenture Trustee shall not have instituted such proceeding within 60 days after the receipt of both such direction and such offer of security and indemnity;

            (4) no direction inconsistent with such request shall have been given to the Indenture Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Obligations; and

            (5) the institution and prosecution of such proceeding would not result in an impairment of the rights of any other Obligee, it being understood and intended that no one or more Obligees shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Obligees or to obtain or to seek to obtain priority or preference over any other Obligees or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Obligees.

      (c) Unconditional Right of Obligees to Sue for Principal (and Premium, if any) and Interest. Nothing in paragraph (b) shall (i) affect the obligation of the Shipowner to pay the principal of (and premium, if any) and interest on the Obligations in accordance with their terms or affect the right of any Obligee to institute any judicial or other proceeding to enforce the payment of his Obligations or (ii) limit the right of any Obligee to demand payment of the Guarantees pursuant to Section 6.02(b) or to institute any judicial or other proceeding to enforce the payment of the Guarantee of any Obligation of which he is the Holder.

      SECTION 6.07. Undertaking for Costs. In any proceeding for the enforcement of any right or remedy under this Indenture, or in any proceeding against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the court may in its discretion require the filing by any party litigant of an undertaking to pay the cost of such proceeding and may in its discretion assess reasonable costs, including reasonable attorneys'-fees, against any party litigant, having due regard to the merits and good faith of the claims or defense made by such party litigant. The provisions of this
Section 6.07 shall not apply to any proceeding instituted by the Indenture Trustee or any proceeding instituted by any Obligee for the payment of the principal of (and premium, if any) and interest on his Obligations.

      SECTION 6.08. Rescission of Payments. Notwithstanding any other provision of this Indenture, or of the Obligations, in the event that any payment to or on behalf of an Obligee of the principal of or interest due under any Obligation, or any portion of any such payment, shall at any time be repaid by such Obligee in compliance with an order (whether or not final) of a court of competent jurisdiction pursuant to any provision of the Bankruptcy Act (Title II of the United States Code) or any Federal Law replacing or superseding such Act, or applicable state law, and regardless of whether there has been any previous Indenture Default and any payment pursuant thereto, or whether such Obligation shall theretofore have been acquired by the Shipowner or cancelled, or whether an instrument satisfying and discharging this Indenture shall have been executed and delivered, (1) such Obligation shall not be deemed to have been Retired or Paid and shall be deemed to be Outstanding, (2) the return of such payment in whole or in part (but not the mere possibility that any such payment or portion thereof may be so required to be returned, nor any prior demand, suit or proceeding for such return) in compliance with the order of such court shall constitute a default in payment of such Obligation within the meaning of Section 6.01(a), which default shall be deemed to have occurred on the date of such repayment and which default, if continued for 30 days, will constitute a Payment Default, (3) the Guarantee of such Obligation and (to the extent necessary to enforce such Obligation and Guarantee) this Indenture shall be in full force and effect, and (4) the Person required to return such payment or portion thereof shall be deemed for all purposes to be a Holder of such Obligation and entitled to enforce such Obligation and Guarantee to the extent of such repayment and, if there shall not be any Indenture Trustee hereunder then in office, such Person shall also be entitled to exercise on his own behalf all the rights of the Indenture Trustee hereunder necessary for such enforcement; provided however, that in the event the Guarantee of any Obligation shall have terminated for reasons set forth in paragraphs (2) or (4) of Section 6.04(a) of this Indenture prior to the aforesaid date of repayment the provisions of this Section shall not apply to such Obligation.

      SECTION 6.09. Assumption of Obligations by Secretary. Notwithstanding anything contained herein, (i) in the event the Shipowner shall fail to make any payment of principal or interest due on the Obligations on an Interest Payment Date and such failure to pay shall continue for a period of 25 days or
(ii) in the event of a default under a mortgage, loan agreement, or other security agreement between the Secretary, the Shipowner and any other parties, the Secretary shall have the right to and may, in his sole discretion, (a) by giving to the Indenture Trustee at any time pursuant to clause (ii) above or, if pursuant to clause (i) above, on or after the 25th day of said 25 day period of such default (but prior to the receipt by the Secretary of any demand for payment of the Guarantees pursuant to Section 6.02) a Secretary's Supplemental Indenture in the form of Exhibit 4 attached hereto, which Exhibit is incorporated herein by reference, assume the rights and obligations of the Shipowner under this Indenture and all Outstanding Obligations as provided in said Secretary's Supplemental Indenture; and (b) if applicable, make any payment of principal or interest which is due under the Obligations. By the execution of this Indenture by the Indenture Trustee and the Shipowner it is agreed hereunder that a Secretary's Supplemental Indenture shall be effective and binding upon the Indenture Trustee and the Shipowner and their respective successors or assigns without further act or deed of either as of the date executed and given to the Indenture Trustee by the Secretary as contemplated by this Section, and each of them for itself, its successors and assigns hereby irrevocably appoints the Secretary its true and lawful attorney-in-fact to execute and deliver said Secretary's Supplemental Indenture Upon any such assumption by the Secretary, the Secretary shall succeed to and be substituted for and may exercise every right and power of the Shipowner under this Indenture and the Obligations with the same force and effect as if the Secretary has been named as the Shipowner herein and therein. Upon any such assumption by the Secretary, the Indenture Trustee, upon request of the Secretary, shall promptly notify the holders of the Outstanding Obligations of such assumption. The Secretary may exercise its rights under this Section 6.09 as often as it deems appropriate in its sole discretion.

                                  ARTICLE VII
                             THE INDENTURE TRUSTEE

      SECTION 7.01. Acceptance of Trusts. The Indenture Trustee hereby accepts the trusts of this Indenture.

      SECTION 7.02. Eligibility of Indenture Trustee. (a) The Indenture Trustee shall at all times be a bank or trust company physically located in the United States of America which (1) is organized as a corporation and doing business under the laws of the United States or any state thereof, (2) is authorized under such laws to exercise corporate trust powers, (3) is subject to supervision or examination by federal or state authority, and shall not have become incapable of acting or have been adjudged a bankrupt or an insolvent nor have had a receiver appointed for itself or for any of its property, nor have had a public officer take charge or control of it or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

      (b) Should the Indenture Trustee at any time cease to be eligible, pursuant to this Section 7.02, to act as trustee, it shall promptly notify the Obligees, the Shipowner and the Secretary of such fact; and should the Shipowner obtain knowledge of such ineligibility, it shall promptly advise the Indenture Trustee, the Secretary, and the Obligees of such fact. Any such notice (i) shall set forth all the relevant facts known to the Indenture Trustee or the Shipowner, as the case may be, (ii) if to the Secretary or the Shipowner, shall be registered or certified mail, postage prepaid, and (iii) if to Obligees, shall be sent to each Obligee by first class mail, postage prepaid at his address as it appears on the Obligation Register, or at such other address as such Obligee may have furnished to the Indenture Trustee for such purpose.

      SECTION 7.03. Rights and Duties of Indenture Trustee. (a) The Indenture Trustee shall not be responsible for the correctness of the Recitals in the Special Provisions hereof or in the Obligations (except the Indenture Trustees authentication certificate thereon), all of which Recitals are statements made solely by the Shipowner.

      (b) The Indenture Trustee shall not be responsible for the validity, execution by other parties thereto, or sufficiency of this Indenture, the Authorization Agreement, the Obligations or the Guarantees.

      (c) During the continuance of any Indenture Default (except for an Indenture Default resulting from those defaults in payment or Payment Defaults referred to in paragraph (r) of this Section, concerning which the Indenture Trustee has not received the notice referred to in said paragraph (r) and the information relating to items (1) through (5) of said paragraph (r)), the Indenture Trustee shall exercise such of the rights and powers vested in it by
Article VI, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (d) Except during the continuance of any Indenture Default (other than an Indenture Default referred to in the parenthetical expression set forth in paragraph (c) of this Section), the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

      (e) No provision of this Indenture shall relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; provided that:

            (1) Except during the continuance of an Indenture Default (other than an Indenture Default referred to in the parenthetical expression set forth in paragraph (c) of this Section), (A) the duties of the Indenture Trustee shall be limited as provided in paragraph (d) of this Section, and (B) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely upon certificates or opinions conforming to the requirements of this Indenture as to the truth of the statements and the correctness of the opinions expressed thereon;

            (2) The Indenture Trustee shall not be liable for my error of judgment made in good faith by a responsible Officer or Officers of the Indenture Trustee unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (3) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an Act of Obligees relating to the time, method ant place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

      (f) Subject to paragraph (i) of this Section, the Indenture Trustee shall be under a duty to examine certificates and opinions required by this Indenture to be furnished to it to determine whether or not they conform to the requirements hereof.

      (g) Subject to paragraph (c) of this Section, the Indenture Trustee may rely and shall be protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document believed by it to be genuine, to have been signed by the proper party or parties and to be in conformity with the provisions of this Indenture.

      (h) In all cases where this Indenture does not make express provision as to the evidence on which the Indenture Trustee may act or refrain from acting, the Indenture Trustee shall be protected (subject to paragraph (c) of this Section) in acting or refraining from acting hereunder in reliance upon an Officer's Certificate as to the existence or nonexistence of any fact.

      (i) The Indenture Trustee may consult with counsel satisfactory to the Indenture Trustee (who may be counsel to the Shipowner) and an Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

      (j) Subject to paragraph (c) of this Section, the Indenture Trustee shall not be under any responsibility for the approval or selection of any expert for any of the purposes expressed herein; provided that the Indenture

Trustee shall exercise reasonable care with respect to the approval or selection of independent experts whom it approves or selects to furnish opinions or certificates to the Indenture Trustee pursuant to this Indenture.

      (k) Whenever it is provided that the Indenture Trustee shall take any section, including the giving of any notice or the making of any demand, or refrain from taking any action upon the happening or continuation of a specified event (including an Indenture Default) or upon the fulfillment of any condition or upon the Request of the Shipowner or of Obligees or upon receipt of any notice, including a Secretary's Notice, the Indenture Trustee (1) shall, subject to paragraph (c) of this Section, have no liability for failure to take such action or for failure to refrain from taking such action unless and until a Responsible Officer of the Indenture Trustee, who is a Responsible Officer in the Corporate Trust Office, has actual knowledge of such event or continuation thereof or the fulfillment of such conditions or shall have received such Request, and (2) in taking or refraining from taking such action, shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

      (l) Subject to paragraph (c) of this Section, the Indenture Trustee shall not be under any obligation to exercise any of the trusts or powers hereof at the request, order or direction of any Obligees or the Secretary, unless such Obligees or the Secretary shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred thereby.

      (m) The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Obligations with the same rights it would have if it were not Indenture Trustee.

      (n) Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not take any action contrary to the terms of the Authorization Agreement, and any such purported action or any attempt to take such action shall be void and of no effect, and, except as provided in Section 7.06(b), shall not enter into any amendment to the Authorization Agreement except as expressly authorized by a Supplemental Indenture entered into pursuant to
Article X.

      (o) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (p) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

      (q) Upon the execution and delivery of an instrument satisfying and discharging this Indenture as provided in Section 12.01 hereof, all duties and obligations of the Indenture Trustee hereunder (except with respect to the application of funds for the payment of Obligations then held by the Indenture Trustee) shall cease and shall not thereafter be revived, whether or not the Indenture shall thereafter be in full force and effect as provided in Section 6.08.

      (r) Notwithstanding any other provisions of this Indenture or the Authorization Agreement, the Indenture Trustee shall have no duty or obligation to exercise any of its rights or powers hereunder with respect to a default in payment or Payment Default by reason of a repayment referred to in Section 6.08 unless and until it shall have received notice of such default and information concerning (1) the date thereof, (2) the Obligation to which such repayment relates, (3) the Person making such repayment and the Holder of such Obligation, (4) the amounts of such repayment attributable to principal, premium and interest on such Obligation, and (5) the Interest Payment Date or other date on which the Obligee received the moneys to which the court order mentioned in Section 6.08 relates.

      SECTION 7.04. Compensation, Expenses and Indemnification of Indenture Trustee. The Shipowner shall (1) pay reasonable compensation to the Indenture Trustee and reimburse it for its reasonable expenses and disbursements (including counsel fees and expenses) and (2) indemnify the Indenture Trustee for, and hold it harmless against, any loss, liability or expense which it may incur or suffer without negligence or bad faith in acting under this Indenture or the Authorization Agreement. The compensation of the Indenture Trustee shall not be limited to the compensation provided by law for a trustee acting under an express trust.

      SECTION 7.05. Resignation and Removal of Indenture Trustee. (a) The Indenture Trustee may resign at any time by giving written notice to the Shipowner. Within 10 days thereafter, the resigning Indenture Trustee shall give notice of such resignation to the Obligees in the manner provided in
Section 6.04(C). If the resigning Indenture Trustee fails to do so within such 10-day period, within the next succeeding 10 days the Shipowner shall give such notice in the same manner.

      (b) The Indenture Trustee may at any time be removed by:

            (1) written notice to the Indenture Trustee and the Shipowner by the Holders of a majority in principal amount of the Outstanding Obligations; or

            (2) written notice to the Indenture Trustee by the Shipowner or the Secretary that the Indenture Trustee has ceased to be eligible under
      Section 7.02(a).

      (c) Any resignation or removal of the Indenture Trustee shall be effective only upon appointment of a successor Indenture Trustee approved by the Secretary and the acceptance of such appointment by such successor Indenture Trustee.

      SECTION 7.06. Appointment of Successor Indenture Trustee. (a) If the Indenture Trustee or the Shipowner shall have given notice of ineligibility of the Indenture Trustee pursuant to Section 7.02(b), or if any notice of resignation or of removal shall have been given pursuant to Section 7.05, then a successor Indenture Trustee may be appointed by the Shipowner; provided that, if such successor Indenture Trustee is not so appointed (or has not accepted such appointment) within 15 calendar days after the giving of any such notice, such appointment may be made (i) by the Secretary or (ii) by a court of competent jurisdiction upon the application of the Secretary, the Shipowner, the retiring Indenture Trustee or any Person who then is, and has been, the Holder of an Outstanding Obligation for at least 6 months.

      (b) No successor Indenture Trustee shall be appointed without the prior written consent of the Secretary and until such successor Indenture Trustee shall enter into an amendment to the Authorization Agreement as set forth in the first sentence of Section 4.04 thereof.

      (c) If a successor Indenture Trustee is appointed, approved by the Secretary and accepts such appointment, and the Shipowner shall have knowledge thereof, the Shipowner shall give notice to the Obligees of such appointment in the manner provided in Section 6.04(c). The failure of the Shipowner to give such notice shall not affect the validity of any such appointment.

      SECTION 7.07. Effect of Appointment of Successor Indenture Trustee. Upon appointment and acceptance as Indenture Trustee, each successor Indenture Trustee shall forthwith, without further act or deed, succeed to as the rights and duties of its predecessor in trust under this Indenture and the Authorization Agreement. Such predecessor shall promptly deliver to such successor Indenture Trustee all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Indenture Trustee under this Indenture. Upon the written request of the successor Indenture Trustee or the Shipowner and upon payment of all amounts due to such predecessor under this Indenture, such predecessor shall transfer, assign and confirm to the successor Indenture Trustee all its rights under this Indenture by executing and delivering from time to time to the successor Indenture Trustee such further instruments and by taking such other action as may reasonably be deemed by such successor Indenture Trustee or the Shipowner to be necessary or appropriate in connection therewith.

      SECTION 7.08. Merger, Consolidation and Sale of Indenture Trustee. In the event of any merger (including for the purposes of this Section, the conversion of a state bank into a national banking association or vice versa) or consolidation of the Indenture Trustee into any other Person or in the event of the sale of all or substantially all the Indenture Trustee's corporate trust business, the Person resulting from such merger (including any such conversion) or consolidation, or the transferee in the case of any such sale, shall forthwith notify the

Shipowner and, subject to Section 7.02(a) and 7.06(b), shall be the Indenture Trustee under this Indenture and the Authorization Agreement without further act or deed.

      Obligations and Guarantees authenticated after any such merger, consolidation or sale may be authenticated by the successor Indenture Trustee either in its own name or in the name of any predecessor which shall have been the Indenture Trustee.

                                  ARTICLE VIII
                  CONSOLIDATION, MERCER OR SALE BY SHIPOWNER

      SECTION 8.01. Consolidation, Merger or Sale by Shipowner. Nothing in this Indenture shall prevent any lawful consolidation or merger of the Shipowner with or into any other Person, or any sale of a Vessel or Vessels to any other Person lawfully, entitled to acquire and operate such Vessel or Vessels or any sale by the Shipowner of all or substantially all of its assets to any other Person; provided that, except where the Shipowner shall be the Person surviving a merger or consolidation, the Person formed by or surviving such consolidation or merger, or to which the sale of such Vessel or Vessels shall be made, shall, by Supplemental Indenture, expressly assume the payment of the principal of and interest (and premium, if any) on the Proportionate Part of the Obligations relating to such Vessel or Vessels in accordance with the terms of the Obligations and of the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; provided further, that to the extent said Proportionate Part of the Obligations is not so assumed, the Shipowner shall redeem or cause to be redeemed the principal amount of the Proportionate Part of such Obligations as is required by the Secretary, such redemption to be in accordance with the terms of the Obligations and of the Indenture. When a Person so assumes this Indenture and such Proportionate Part of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Shipowner from any and all obligations thereunder relating to such Proportionate Part of the Outstanding Obligations. In the event of such an assumption by a Person to whom a Vessel or Vessels have been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) such Proportionate Part of the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for such Proportionate Part of the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

      SECTION 8.02. Sale of the Vessel or Vessels by the Secretary. Nothing contained in this Indenture shall prevent the sale of a Vessel or Vessels to any other Person or Persons by the Secretary, by a court of law or by the Shipowner following, in connection with or in lieu of a foreclosure or similar action. Following any such sale (1) the Person to whom such Vessel or Vessels have been sold may by Supplemental Indenture expressly assume the payment of and interest (and premium, if any) on the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels in accordance with the terms of the Obligations and the Indenture and shall expressly assume the performance of the Shipowner in the Indenture; and (2) in the event such Person does not so assume, the Secretary shall redeem the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels without premium pursuant to
Section 3.06 hereof; provided that the Secretary sell all or permit the sale of a Vessel or Vessels to the original Shipowner or to any affiliate of the of the Shipowner only if (i) the Secretary has not redeemed such Obligations prior to such sale, and (ii) such purchaser assumes such Proportionate Part of the Outstanding Obligations as contemplated by the preceding clause (1). When a Person so assumes this Indenture and such Proportionate Part of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Secretary from any and all obligations thereunder in the Secretary's capacity as Shipowner relating to such Proportionate Part of the Outstanding Obligations. In the event of such an assumption by a Person to whom a Vessel or Vessels have been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) such Proportionate Part of the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for such Proportionate Part of the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. Any such sale or the execution of a Supplemental Indenture by any successor Shipowner shall not discharge or in any manner affect the obligation of the United States to pay the Guarantees pursuant to the terms thereof. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

                                   ARTICLE IX
                                ACTS OF OBLIGEES

      SECTION 9.01. Acts of Obligees. (a) Any request, demand authorization, direction, notice, consent, waiver or other action required or permitted by this Indenture to be given or taken by Obligees may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Obligees in person or by an agent or attorney duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Shipowner and the Secretary. Such instrument or instruments (and the action embodied therein ant evidenced thereby) are herein sometimes referred to as the "Act of Obligees' signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or attorney shall be sufficient for any purpose of this Indenture and (subject to Section 7.03) conclusive in favor of the Indenture Trustee and the Shipowner, if made in the manner provided in paragraph (b) of this Section.

      (b) The fact and date of the execution by any Person of any instrument or writing referred to in paragraph (a) of this Section may be proved by the affidavit of a witness of such execution or by the certificate or acknowledgment of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such affidavit or certificate shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee (or, if such instrument or writing is addressed to the Secretary, the Secretary) deems sufficient.

      (c) The  ownership of  Obligations  shall be proved by the  Obligation
Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Obligation shall bind every future Holder of the same Obligation and the Holder of every Obligation issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Indenture Trustee, any Paying Agent or the Shipowner in reliance thereon, whether or not notation of such action is made upon such Obligation.

                                   ARTICLE X
                            SUPPLEMENTAL INDENTURES

      SECTION 10.01. Permissible without Action by Obligees. The Shipowner, the Indenture Trustee, or, where applicable, the Secretary, from time to time and at any time, may, without the consent of or notice to any of the Obligees, subject to Sections 10.02 and 10.05, enter into an indenture or other instrument supplemental hereto and which thereafter shall form a part hereof, for any one or more of the following purposes:

            (1) to add to the covenants of the Shipowner, whether applicable to one or more series of Obligations;

            (2) to evidence the succession pursuant to Article VIII of another corporation or entity to the Shipowner or any assumption of all or a part of the Obligations pursuant to Article VIII;

            (3) to eliminate any right reserved to or conferred upon the Shipowner;

            (4) to make such provisions for the purpose of curing any ambiguity or correcting or supplementing any provisions in this Indenture as the Shipowner or the Secretary may deem necessary or desirable, provided such provisions are not inconsistent with this Indenture and shall not adversely affect the interests of the Obligees;

            (5) to provide for the issuance of additional Obligations of any series and Stated Maturity theretofore issued under this Indenture or to set forth the terms and provisions of any one or more additional series of Obligations in accordance with Section 2.04; or

            (6) to evidence the assumption pursuant to Section 6.09 by the Secretary of the Shipowner's obligations under this Indenture and the Outstanding Obligations.

      SECTION 10.02. Protection of Indenture Trustee. Upon receipt of a Request of the Shipowner that the Indenture Trustee execute any Supplemental Indenture and upon receipt of any Act of Obligees required pursuant to Section 10.04 and the consent of the Secretary required pursuant to Section 10.05, the Indenture Trustee shall enter into such Supplemental Indenture; provided that the Indenture Trustee shall not be obligated to enter into any Supplemental Indenture which the Indenture Trustee believes adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

      SECTION 10.03. Reference in Obligations to Supplemental Indentures. Obligations authenticated and delivered after the execution and delivery of any Supplemental Indenture may, with the consent and approval of the Shipowner and the Indenture Trustee, contain a text modified to conform to such Supplemental Indenture or have imprinted or stamped thereon a legend with respect to such Supplemental Indenture, but no such modification or legend shall be necessary to make such Supplemental Indenture effective.

      SECTION 10.04. Waivers and Supplemental Indentures with Consent of Obligees. With the consent of the Holders of not less than 60% in principal amount of the Outstanding Obligations of each series affected thereby, by Act of Obligees delivered to the Shipowner and the Indenture Trustee, (x) compliance by the Shipowner with any of the terms of the Indenture may be waived or (y) the Shipowner and the Indenture Trustee may enter into any Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Obligations issued under this Indenture; provided that no such waiver or Supplemental Indenture shall:

      (a) Without the consent of all Obligees affected thereby (1) change the Stated Maturity or reduce the principal of any Obligation, (2) extend the time of payment of, or reduce the rate of, interest thereon, (3) change the due date of or reduce the amount of any mandatory sinking fund payment, (4) reduce any premium payable upon the redemption of any Obligation, or (5) change the coin or currency in which any Obligation or the interest thereon is payable; or

      (b) Without the consent of all Obligees (l) terminate or modify any of the Guarantees or the obligations of the Secretary thereunder, (2) reduce the amount of any of the Guarantees, (3) eliminate, modify or condition the duties of the Indenture Trustee to demand payment of the Guarantees or otherwise to comply with the provisions of Sections 6.02 and 6.04, (4) eliminate or reduce any of the eligibility requirements for the Indenture Trustee stated in Section 7.02, or (5) reduce the percentage in principal amount of the Outstanding Obligations of any series, the consent of whose Holders is required for any such Supplemental Indenture, or required for any waiver provided herein or to modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of all Obligees affected thereby.

      It shall not be necessary for any Act of Obligees under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution of any Supplemental Indenture pursuant to this Section, the Shipowner shall give notice thereof to the Obligees by first class mail, postage prepaid. Any failure of the Shipowner to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

      SECTION 10.05. Consent of Secretary. Subject to the provisions of Section 11.01, no waiver pursuant to Section 10.04 shall be effective, and neither the Shipowner nor the Indenture Trustee shall enter into any Supplemental Indenture, without the prior written consent of the Secretary thereto, and any purported action or attempt to take such action forbidden to be taken by this Section shall be void and of no effect.

      SECTION 10.06. Continued Validity of the Guarantees. Notwithstanding anything herein to the contrary, this Indenture, the Guarantees and the Authorization Agreement shall each remain in full force and effect notwithstanding the assumption by the Secretary of the Obligations pursuant to the Secretary's Supplemental Indenture entered into pursuant to Section 6.09, and pursuant to Section 1103(e) of the Act, the validity of the Guarantee of any Obligation shall be unaffected, and such Guarantee and all responsibilities, requirements and consents relating to the Secretary under the terms and provisions of this Indenture shall remain in full force and effect notwithstanding any such assumption by the Secretary as aforesaid.

                                   ARTICLE XI
                    PERFORMANCE OF OBLIGATIONS TO SECRETARY

      SECTION 11.01. Performance of Obligations to Secretary. Notwithstanding any other provisions of this Indenture to the contrary, each of the provisions hereof which requires or permits action by the Secretary, the consent, approval or authorization of the Secretary, the furnishing of any document, paper or information to the Secretary, or the performance of any other obligation to the Secretary, shall not be effective and the Sections containing such provisions shall be read as though there were no such requirements or permissions, after termination of the Guarantees pursuant to Section 6.04(a).

                                  ARTICLE XII
                    SATISFACTION AND DISCHARGE OF INDENTURE

      SECTION 12.01. Satisfaction and Discharge of Indenture. Whenever all Outstanding Obligations authenticated and delivered hereunder shall have been Retired or Paid the Indenture Trustee shall forthwith deliver to the Shipowner and the Secretary a duly executed instrument, in form submitted to it by the Shipowner and reasonably satisfactory to the Indenture Trustee, satisfying and discharging this Indenture and, at the time such form of instrument is submitted to the Indenture Trustee the Shipowner shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the Obligations of the Shipowner to the Indenture Trustee under Section 7.04 shall survive.

                                  ARTICLE XIII
                                 MISCELLANEOUS

      SECTION 13.01. Notices, Communications, and Demands. Except as otherwise specifically provided herein or in the Act, any notice, request, demand or direction upon, or other communication to, the Indenture Trustee, the Shipowner or the Secretary shall be deemed to have been sufficiently given or made by being mailed, registered or certified mail, postage prepaid, addressed to the Indenture Trustee, the Shipowner or the Secretary at their respective addresses appearing in the Special Provisions of this Indenture or at such other address as any of them may advise the others in writing from time to time. Except as otherwise specifically provided herein or in the Act, any notice, request, demand or direction upon, or other communication to, the Obligees shall be deemed to have been sufficiently given or made by being mailed, registered or certified mail, postage prepaid, to the address of each Obligee last appearing on the Obligation Register. All notices, communications, and demands under this Indenture shall be in writing in the English language (or accompanied by an accurate English translation upon which the Trustee shall have the right to rely for all purposes under this indenture).

      SECTION 13.02. Waivers of Notice. In any case where notice by mail or otherwise is provided herein, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be deemed the equivalent of such notice. Waivers of notice shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken thereon in reliance upon any such waiver.

      SECTION 13.03. Benefit of Indenture. This Indenture is for the sole benefit of the Shipowner, the Indenture Trustee, the Holders from time to time of the Outstanding Obligations and (until the obligations to the Secretary shall have terminated as provided in Article XI) the Secretary.

      SECTION 13.04. Execution of Counterparts. This Indenture may be executed in any number of counterparts, each in the English language. All such counterparts shall be deemed to be original and shall together constitute but one and the same instrument.

      SECTION 13.05. Table of Contents; Titles and Headings. Any table of contents, the titles of the Articles and the headings of the Sections are not a part of this Indenture and shall not be deemed to affect the meaning or construction of any of its provisions.

      SECTION 13.06. Integration with Special Provisions of the Indenture. In the event of any conflict between the provisions of the Special Provisions of the Indenture and of this Exhibit 1 thereto, the provisions of the Special Provisions shall govern and the provisions of this Exhibit 1 to the Indenture shall be deemed to be amended accordingly.

      SECTION 13.07. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on any Obligation. or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Shipowner or of any successor corporation, either directly or through the Shipowner or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Obligations are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Shipowner or of any successor corporation, either directly or through the Shipowner or any successor corporation, because of the incurring of the indebtedness hereby authorized or under, or by reason of, any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Obligations or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Obligations and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Obligations, expressly waived and released.

      SECTION 13.08. Payments in U.S. Currency. This is an international loan transaction in which the specification of United States dollars is of the essence, and such currency shall be the currency of account in all events. The respective payment obligations of the Shipowner and the Trustee hereunder shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion of such currency under normal banking procedures does not yield after deduction of any and all fees, taxes or any other charges imposed on the payment, the amount of United States dollars then due. In the event that any payment by the Shipowner or the Trustee, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in the payment of such amount of United States dollars at the place such amount is due, each shall be entitled to demand immediate payment of, and shall have a separate cause of action against the other for, the additional amount necessary to yield the amount then due. In the event either the Shipowner or the Trustee, upon the conversion of such judgment into dollars, shall receive (as a result of currency exchange rate fluctuations) an amount greater than that to which it was entitled, the defaulting party shall be entitled to immediate reimbursement of the excess amount.

      SECTION 13.09. Shipowners not Immune. The Shipowner represents and warrants that it is subject to civil and commercial law with respect to its obligations under this Agreement, that the making and performance of this Agreement constitutes private and commercial acts rather than governmental or public acts and that neither the Shipowner nor any of its properties or revenues has any right of immunity on the grounds of Sovereignty or otherwise from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set-off, execution of a judgment or from any other legal process with respect to its obligations under this Agreement. To the extent that the Shipowner may hereafter be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement to claim for itself or its revenues or assets any such immunity, and to the extent that in any such jurisdiction there may be attributed to the Shipowner such an immunity (whether or not claimed), the Shipowner hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity. The foregoing waiver of immunity shall have effect under the United States Sovereign Immunities Act of 1976.

                                                                     Document 4

                                                        SCHEDULE OF DEFINITIONS

                                                                  SCHEDULE A to

                                                                Trust Indenture











                                                                     EXPORT.114

                   Schedule of Definitions to Trust Indenture


         "Act" means the Merchant Marine Act, 1936, as amended, and in effect on the date of execution of the Trust Indenture.

         "Act of Obligees" means any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Obligees and embodied in one or more documents of the type, and executed in the manner, required by the Indenture.

         "Actual Cost" means the actual cost of a Vessel or Vessels as determined and re-determined by the Secretary pursuant to Sections 1101(f) and 1104A(b)(2) of the Act.

         "Actual Knowledge" means actual knowledge of a Responsible Officer of a Person.

         "Affiliate" or "Affiliated" means any Person directly or indirectly controlling, controlled by, or under common control with, another Person.

         "Authorization Agreement" means the Authorization Agreement, Contract No. MA-13449, dated the date of the Indenture, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the Guarantee of the United States of America to be endorsed on each of the Obligations, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Authorized Newspapers" means The Wall Street Journal (all editions), The Journal of Commerce, and a newspaper of general circulation printed in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or legal holidays and of general circulation in New Orleans, Louisiana. Whenever successive weekly publications in the Authorized Newspapers are required under any agreement, such publications may be made (unless otherwise expressly provided under any agreement or other document) on the same or different days of the week and in the same or in different Authorized Newspapers. If, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or for any other reason, it is impossible or impractical to publish any notice required under any agreement or other document in the manner therein provided, then such publication in lieu thereof as shall be made with the approval, in the case of notice under the Authorization Agreement or Security Agreement, of the Secretary, or, in the case of notice under the Indenture, of the Indenture Trustee, shall constitute a sufficient publication of such notice.

         "Average Life" means the amount of time it is expected to take, absent any optional or extraordinary redemptions, for 50% of the then Outstanding principal of the Bonds to be paid.

         "Bond Purchase Agreement" means that certain agreement for the purchase of Bonds to be executed by the Shipowner and the purchasers named therein, as originally executed or as modified or supplemented in accordance with the applicable provisions thereof.

         "Bonds" and "Bond" have the same meaning as Obligations and Obligation as defined herein.

         "Business Day" means a day which is not a Saturday, Sunday or a bank holiday under the laws of the United States of America or the State of Louisiana.

         "Closing Date" means the date on which the Bonds are issued and sold pursuant to the terms of the Bond Purchase Agreement.

         "Construction Contract" means the construction contract, relating to the construction of the Vessel, dated April 22, 1997, as amended, between the Shipowner and TDI-Halter, Inc., a Texas corporation; subsequent to the execution of the construction contract, TDI-Halter, Inc. merged into TDI-Halter, Limited Partnership, a Louisiana limited partnership (the "Merged Shipyard"), which has assumed the construction contract by operation of law.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any time its corporate trust business shall be administered, which office at the date of execution of the Indenture is located at 210 Baronne Street, 3rd Floor, New Orleans, Louisiana 70112.

         "Delivery Date" means the date on which the Vessel was delivered to and accepted by the Shipowner.

         "Depreciated Actual Cost" means the depreciated actual cost of the Vessel as determined and re-determined by the Secretary pursuant to Sections 1101(g) and 1104A(b)(2) of the Act.

         "Guarantee" means each, and "Guarantees" means every, guarantee of an Obligation by the United States of America pursuant to Title XI of the Act, as provided in the Authorization Agreement.

         "Holder" means each, and "Holders" means every, registered holder of an Obligation.

         "Indenture" means the Trust Indenture dated as of November 5, 1998, between the Shipowner and the Indenture Trustee, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

         "Indenture Default" has the meaning specified in Article VI of Exhibit 1 to the Indenture.

         "Indenture Trustee" means Bank One Trust Company, N.A., a national banking association, and any successor trustee permitted under the Indenture.

         "Interest Payment Date" means, with respect to any Obligation, the date when any installment of interest on such Obligation is due and payable.

         "Maturity", when used with respect to any Obligation, means the date on which the principal of such Obligation becomes due and payable as therein provided, whether at the Stated Maturity or by redemption or declaration of acceleration or otherwise.

         "Merged Shipyard" means TDI-Halter, Limited Partnership, a Louisiana partnership with Maritime Holdings, Inc., a Louisiana corporation as sole general partner, and TDI-Halter L.L.C., as sole limited partner.

         "Mortgage" means the ship mortgage with first priority on the Vessel, Contract No. MA-13451, by the Shipowner to the Secretary, as originally executed, modified, amended or supplemented.

         "Obligation" means each, and "Obligations" means every, obligation of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

         "Obligation Register" has the meaning specified in Section 2.10 of
Exhibit 1 to the Indenture.

         "Obligee" means each, and "Obligees" means every, Holder of an Obligation.

         "Officer's Certificate" means a certificate conforming to Section 1.02 of Exhibit 1 to the Indenture and signed by a Responsible Officer of the Person giving such certificate.

         "Opinion of Counsel" means an opinion of counsel conforming to Section
1.02 of Exhibit 1 to the Indenture.

         "Outstanding", when used with reference to the Obligations, shall mean all Obligations theretofore issued under the Indenture, except:

                  (1)  Obligations Retired or Paid; and

                  (2) Obligations in lieu of which other Obligations have been issued under the Indenture.

For the purposes of Articles VI and X of Exhibit 1 to the Indenture, and, also, in determining whether the Holders of a stated percentage of the principal amount of Outstanding Obligations have taken any Act of Obligees required or permitted by the Indenture, Obligations owned by the Shipowner or by any Affiliate of the Shipowner (excluding (a) Obligations held by an Affiliate of the Shipowner when such Affiliate is acting in a fiduciary capacity if it is established to the satisfaction of the Indenture Trustee that neither the Shipowner nor another Affiliate has a beneficial interest therein and (b) Obligations pledged in good faith by the Shipowner or by any Affiliate of the Shipowner, if the pledgee (i) is not an Affiliate of the pledgor and (ii) established to the satisfaction of the Indenture Trustee that it has the right to vote such Obligations) shall be disregarded and deemed not to be Outstanding; provided that, for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such Act of Obligees, only Obligations which the Indenture Trustee has actual knowledge are so owned shall be so disregarded and deemed not to be Outstanding. Obligations which are not Outstanding shall not be entitled to any rights or benefits provided in the Indenture.

         "Paying Agent" means any bank or trust company having the qualifications set forth in clauses (1), (3), (4) and (5) of Section 7.02(a) of
Exhibit 1 to the Indenture, which shall be appointed by the Shipowner in accordance with Section 4.02 of Exhibit 1 to the Indenture to pay the principal of (and premium, if any) or interest on the Obligations on behalf of the Shipowner.

         "Payment Default" has the meaning specified in Section 6.01(a) of
Exhibit 1 to the Indenture.

         "Person" means any individual corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means the place at which an Obligation is to be redeemed pursuant to Article III of Exhibit 1 to the Indenture.

         "Principal Office", when used with respect to the Shipowner, means the office of the Shipowner at which, at any particular time, its corporate business shall be principally administered, which office at the date of execution of the Indenture is located at Montes Urales 520, Lomas de Chapultepec, 11,000, D.F. Mexico.

         "Proportionate Part" means, with respect to Outstanding Obligations, the portion of Outstanding Obligations, as of the date of any calculation, which bears the same proportion to the entire amount of Outstanding Obligations as (x) the Depreciated Actual Cost of the Vessel in respect of which such calculation is made as of such date bears to (y) the Depreciated Actual Cost of all the Vessels as of such date, all as determined by the Secretary.

         "Redemption Date" means, with respect to any Obligation, a date fixed for the redemption of such Obligation by or pursuant to Article Third of the Special Provisions of the Indenture or Article III of Exhibit 1 to the Indenture.

         "Redemption Premium" means an amount, as of any Redemption Date, as calculated by the Shipowner, equal to the amount by which (a) the sum of the amounts representing the present value of each remaining payment of principal and interest on the Obligations to be redeemed that would be required absent such redemption, determined by discounting (on the basis of a 360-day year consisting of twelve 30-day months) each such amount using an interest factor equal to the rate of interest borne by such Obligations is less than (b) the sum of the amounts representing the present value of each remaining payment of principal and interest on the Obligations to be redeemed that would be required absent such redemption, determined by discounting (on a basis on a 360-day year consisting of twelve 30-day months) each such amount using an interest factor equal to the yield on the U.S. Treasury securities due in the year corresponding to the then remaining Average Life of such Obligations being redeemed as set forth on Telerate Screen page 500 (or some other appropriate Telerate Screen page) at approximately 11:00 a.m. (New York time) two Business Days before the Redemption Date.

         "Redemption Price" means, with respect to any Obligation, the price at which an Obligation is to be redeemed pursuant to Article Third of the Special Provisions of the Indenture or Article III of Exhibit 1 to the Indenture.

         "Request" means a written request to a Person for the action therein specified, signed by a Responsible Officer or the Person making such request.

         "Responsible Officer" means (i) in the case of the Shipowner, the chairman of the board of directors, the president, any vice president, the secretary or the treasurer, (ii) in the case of any business entity, the chairman of the board of directors, the president, any executive or senior vice president, the secretary, the treasurer, member or partner, (iii) in the case of any commercial bank, the chairman or vice-chairman of the executive committee of the board of directors or trustees, the president, any executive or senior vice president, the secretary, the treasurer, any trust officer, and
(iv) with respect to the signing or authentication of Obligations and Guarantees by the Indenture Trustee, any person specifically authorized by the Indenture Trustee to sign or authenticate Obligations.

         "Retired or Paid", as applied to Obligations and the indebtedness evidenced thereby, means that such Obligations shall be deemed to have been retired or paid and shall no longer be entitled to any rights or benefits provided in the Indenture if:

                  (1)   such Obligations shall have been paid in full;

                  (2) such Obligations shall have been cancelled by the Indenture Trustee or shall have been delivered to the Indenture Trustee for cancellation; or

                  (3 such Obligations shall have become due and payable at Maturity and funds sufficient for the payment of such Obligations (including interest to the date of Maturity, or, in the case of a payment after Maturity, to the date of payment, together with any premium thereon) and available for such payment (whether as a result of payment pursuant to the Guarantees or otherwise) shall be held by the Indenture Trustee or any Paying Agent pursuant to
                        Section 4.02 of Exhibit 1 to the Indenture (or shall have been so held and shall thereafter have been paid to the Shipowner pursuant to Section 4.03 of 1 to the Indenture) in trust for the purpose or with irrevocable directions to it to so apply the same; provided that the foregoing definition is subject to the provisions of Section 6.08 of Exhibit 1 to the Indenture.

         "Secretary" means the Secretary of Transportation or any official or body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and, to the extent so authorized, the Deputy Maritime Administrator and other officials of the Maritime Administration).

         "Secretary's Notice" means a notice from the Secretary to the Indenture Trustee to the effect that (a) a default, within the meaning of Section 1105(b) of the Act, has occurred under a mortgage, loan agreement, or other security agreement that has been entered into between the Secretary, the Shipowner and any other parties in order to protect the interests of the United States of America in connection with the Guarantees, (b) such notice is given for the purposes of Section 6.01(b) of Exhibit 1 to the Indenture in order to protect the security interests of the United States of America under such mortgage, loan agreement or other security agreement and (c) the Guarantees will terminate upon the expiration of 60 days from the date of such notice if the Indenture Trustee and each Obligee shall have failed to demand payment of the Guarantees as provided in the Indenture, in the Guarantees or in the Act. Such notice shall be given (i) in writing, by registered mail, return receipt requested, deposited in the United States mails on the date of such notice and addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee in accordance with the Special Provisions of the Indenture,
(ii) by collect telegram or telex, telecopy or similar means of transmission dispatched on such date and addressed to the Responsible Officer in the Corporate Trust Office of the Indenture Trustee, as aforesaid, and (iii) by collect telephone call made on such date to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee. A Secretary's Notice shall not be deemed to have been given unless it shall have been given in accordance with all the provisions of this definition, and the date of any Secretary's Notice shall be deemed to be the date on which it is so given.

         "Secretary's Supplemental Indenture" means a Supplemental Indenture evidencing the succession pursuant to Section 6.09 of Exhibit 1 to the Indenture of the Secretary to the Shipowner and the assumption by the Secretary of the obligations of the Shipowner under the Indenture.

         "Secretary of Defense" means the head of the U.S. Department of Defense.

         "Security Agreement" means the Security Agreement, Contract No. MA-13450, dated as of the Closing Date, consisting of the special provisions, the general provisions and Schedule X, as originally executed by the Shipowner as security for the Secretary, or as modified, amended or supplemented.

         "Shipowner" means Perforadora Central, S.A. de C.V., a Mexican corporation and subject to the provisions of Sections 6.09, 8.01 and 8.02 of
Exhibit 1 to the Indenture, shall also include its successors and assigns.

         "Shipyard" means TDI-Halter, Inc., a Texas corporation, subsequent to execution of the Construction Contract, Shipyard merged into Merged Shipyard.

         "Stated Maturity", when used with respect to any Obligation, means the date determinable as set forth in such Obligation as the final date on which the principal of such Obligation is due and payable.

         "Supplemental Indenture" shall mean any indenture supplement to the Indenture entered into pursuant to Article X thereof.

         "Title XI" means Title XI of the Act.

         "United States" means the United States of America.

         "Vessel" shall mean one LeTourneau designed Super 116C Jack-Up Drilling Unit, hull number 21, constructed in accordance with the Construction Contract dated April 22, 1997, as amended, including all work and material heretofore or hereafter performed upon or installed or placed upon such vessel, together with related appurtenances, additions, improvements and replacements.

                                                                 Document No. 6

                                         Forms of Bond, Guarantee and Trustee's
                                                     Authentication Certificate

                                                                      Exhibit 2
                                                                             to
                                                                Trust Indenture

                                   EXHIBIT 2

                     Forms of Bond, Guarantee and Trustee's
                           Authentication Certificate

S P E C I M E N B O N D
--------------- -------

$ ____________                                                       No. _____


                      UNITED STATES GOVERNMENT GUARANTEED
                    EXPORT SHIP FINANCING BOND, 1998 SERIES

                            5.63% Sinking Fund Bond

                                   Issued by
                       PERFORADORA CENTRAL, S.A. de C.V.

         Principal and interest guaranteed under Title XI of the Merchant Marine Act, 1936, as amended.

         Perforadora Central, S.A. de C.V., a Mexican corporation (herein called the "Shipowner"), FOR VALUE RECEIVED, promises to pay to _________________________________ or registered assigns, the principal sum of
________________________ AND NO/100 DOLLARS ($________.00) on the twelfth anniversary of the Transition Date, as hereinafter defined, and to pay interest on April 1, 1999, on the Transition Date and semi-annually thereafter, on the unpaid principal amount of this Bond at the rate of 5.63% per annum (calculated on the basis of a 360-day year of twelve 30-day months) from the interest payment date referred to above next preceding the date of this Bond to which interest on the Bonds has been paid (unless the date hereof is the date to which interest on the Bonds has been paid, in which case from the date of this
Bond), or, if no interest has been paid on the Bonds since the original issue date (as defined in the Indenture hereinafter mentioned) of this Bond, from such original issue date, until payment of said principal sum has been made or duly provided for, and at the same rate per annum on any overdue principal. The term "Transition Date" shall mean the earlier of July 15, 1999 or the date on which the Shipowner's Vessel, hereinafter referred to, is delivered to and accepted by the Shipowner.

         The principal of and the interest on this Bond, as well as any premium hereon in case of certain redemptions hereof prior to maturity, are payable to the registered owner hereof at the Corporate Trust Office of the Indenture Trustee hereinafter referred to, Bank One Trust Company, N.A., 210 Baronne Street, 3rd Floor, New Orleans, Louisiana 70112 or at the offices or agencies which may be maintained from time by the Shipowner for such purposes in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts therein; provided, that interest may be paid at the option of the Shipowner by check, payable in United States dollars, mailed to the address of the registered owner hereof as such address shall appear on the Obligation Register of said Indenture Trustee, and provided further, that the Shipowner and the registered owner hereof may enter into other arrangements as to payment in accordance with the Special Provisions of the Indenture.

         This Bond is one of an issue of bonds of the Shipowner of $70,528,000 aggregate principal amount of sinking fund bonds, designated as its "United States Government Guaranteed Export Ship Financing Bonds, 1998 Series", all issued under a Trust Indenture dated November 5, 1998 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted thereunder, herein called the "Indenture"), between the Shipowner and Bank One Trust Company, N.A., a national banking association in the United States, as Indenture Trustee (said Indenture Trustee, and its successor as defined in the Indenture, herein called the "Indenture Trustee") to aid in financing the cost of the construction by the Shipowner of the Vessel (as defined in the Indenture). Reference is hereby made to the Indenture for a definition of certain terms used herein and a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Shipowner and the Indenture Trustee and the rights and limitations of rights of the Holders of the Bonds.

         In accordance with the terms of an Authorization Agreement dated as of November 5, 1998 herein the "Authorization Agreement"), between the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (herein called the "Secretary") and the Indenture Trustee and by endorsement of the guarantee of the United States of America (herein collectively called the "Guarantees") on each of the Bonds and the authentication and delivery of the Guarantees by the Indenture Trustee, all pursuant to Title XI of the Merchant Marine Act, 1936, as amended and in effect (herein called the "Act"), the Bonds are guaranteed by the United States of America as provided in the Authorization Agreement and in the Guarantees endorsed thereon. Reference is hereby made to the Authorization Agreement for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Secretary and the Indenture Trustee and the rights and limitations of rights of the Holders of the Bonds.

         Section 1103(d) of Title XI of the Act provides that:

                  "The full faith and credit of the United States is pledged to the payment of all guarantees made under this title with respect to both principal and interest, including interest, as may be provided for in the guarantee, accruing between the date of default under a guaranteed obligation and the payment in full of the guarantee."

         If an Indenture Default (defined in Section 6.01 of Exhibit 1 to the Indenture as a Payment Default or the giving of a Secretary's Notice) shall have occurred and be continuing, the Indenture Trustee, as provided in the Indenture shall, not later than 60 days from the date of such Indenture Default, demand payment by the Secretary of the Guarantees, whereupon the entire unpaid principal amount of the Outstanding Bonds and all unpaid interest thereon shall become due and payable in United States currency on the first to occur of the date which is 30 days from the date of such demand or the date on which the Secretary pays the Guarantees. If no demand for payment of the Guarantees shall have been made by the Indenture Trustee on or before the 30th day following an Indenture Default, the Holder of any Outstanding Bond may, in the manner provided in the Indenture, make such demand in place of the Indenture Trustee. In the event of an Indenture Default of which the Secretary has actual knowledge, the Secretary, as provided in the Authorization Agreement, will publish notice in the authorized newspapers, which shall include "The Wall Street Journal" (all editions) and "The Journal of Commerce", of the occurrence of such Indenture Default within 30 days from the date of such Indenture Default unless demand for payment under the Guarantees shall previously have been made by the Indenture Trustee, but any failure to publish such notice or any defect therein shall not affect in any way any rights of the Indenture Trustee or any holder of a Bond in respect of such Indenture Default.

         Within 30 days from the date of any demand for payment of the Guarantees, the Secretary shall pay to the Indenture Trustee, as agent and attorney-in-fact for the Holders of the Outstanding Bonds (including this Bond), all the unpaid interest to the date of such payment on, and the unpaid balance of the principal of such Bonds in full, in United States currency; provided that, in the case of a demand made as a result of a Payment Default, the Secretary shall not be required to make any such payment if within such 30-day period (and prior to any payment of the Guarantees by the Secretary) the Secretary finds either that there was no Payment Default or that such Payment Default was remedied prior to the demand for payment of the Guarantees, in which event the Guarantees shall continue in full force and effect.

         The Holder of this Bond, by the purchase and acceptance hereof, hereby irrevocably appoints the Indenture Trustee and each other Holder of any Outstanding Bond as agent and attorney-in-fact for the purpose of making any demand for payment of the Guarantees and (in the case of the Indenture Trustee) of receiving and distributing such payment; provided that no action or failure to act by the Indenture

Trustee shall affect the right of the Holder of this Bond to take any action whatsoever permitted by law and not in violation of the terms of this Bond or of the Indenture.

         In the event of (a) a default, continued for 25 days, in the payment of the principal of or interest on the Bonds (including this Bond) when due or
(b) any default under the security agreement, the mortgage or any related agreement between the Secretary and the Shipowner, the Secretary shall have the right to and may, in its discretion by written notice given to the Indenture Trustee on or after said 25-day period or after such default but prior to receipt by the Secretary of a demand in accordance with the Indenture for payment under the Guarantees, assume all of the rights and obligations of the Shipowner under the Indenture and the Bonds and, if such default relates to the payment of the principal of and interest on the Bonds, make all payments then in default under the Bonds.

         Any amount payable by the Secretary under the Guarantees shall not be subject to any claim or defense of the United States of America, the Secretary, or others, whether by way of counter-claim, set-off, reduction or otherwise. Further, the Holder of this Bond shall have no right, title or interest in any collateral or security given by the Shipowner to the Secretary.

         After payment of the Guarantees by the Secretary to the Indenture Trustee, this Bond (1) if it has not then been surrendered for cancellation or cancelled, shall represent only the right to receive payment in cash of an amount (less the amount, if any, required to be withheld in respect of transfer or other taxes on payments to the Holder of this Bond) equal to the unpaid principal amount hereof and the unpaid interest accrued hereon to the date on which the Secretary shall have paid the Guarantees in full in cash to the Indenture Trustee, (2) shall otherwise no longer constitute or represent an obligation of the Shipowner, and (3) shall not be entitled to any other rights or benefits provided in the Indenture, subject to Section 6.08 of the Indenture.

         The Bonds (including this Bond) may be redeemed upon the terms and conditions provided in the Indenture, in whole or in part, at the option of the Shipowner, at any time or from time to time upon at least 30 and not more than 60 days' prior notice given as provided in the Indenture, at a redemption price equal to 100% of the principal amount thereof, together with interest accrued thereon to the date fixed for redemption and the applicable Redemption Premium, as hereinafter defined.

         The Bonds (including this Bond) are also subject to redemption, upon the terms and conditions provided in the Indenture, in whole or in part, at 100% of the principal amount thereof, plus interest accrued thereon to the date of redemption plus the Redemption Premium defined below, upon at least 30 and not more than 60 days prior notice in the event of termination of the contract relating to the construction of the Vessel.

         For purposes hereof, the Redemption Premium payable by the Shipowner shall be an amount equal to, as of such Redemption Date, the amount by which
(a) the sum of the amounts representing the present value of each remaining payment of principal and interest on the Bonds to be redeemed that would be required absent such redemption, determined by discounting (on the basis of a 360-day year consisting of twelve 30-day months) each such amount using an interest factor equal to the rate of interest borne by such Bonds is less than
(b) the sum of the amounts representing the present value of each remaining payment of principal and interest on the Bonds to be redeemed that would be required absent such redemption, determined by discounting (on a basis of a 360-day year consisting of twelve 30-day months) each such amount using an interest factor equal to the yield on the U.S. Treasury securities due in the year corresponding to the then remaining average life of such Bonds being redeemed as set forth on Telerate Screen page 500 (or some other appropriate Telerate Screen page) at approximately 11:00 a.m. (New York time) two Business Days before the Redemption Date. Notwithstanding the foregoing, Bonds redeemed pursuant to the immediately following three (3) paragraphs shall be redeemed without premium.

         The Bonds (including this Bond) are also subject to redemption without premium, upon the terms and conditions provided in the Indenture and upon like notice, through the operation of a mandatory sinking fund providing for the redemption of Bonds commencing six (6) months after the Transition Date and continuing semi-annually thereafter for twenty-three (23) principal payment dates of $2,939,000 each plus interest accrued thereon to such date and on the twelfth anniversary of the Transition Date, the entire unpaid principal amount of the Outstanding Bonds shall be paid in full, together with all interest accrued thereon to such date, provided that, notwithstanding the foregoing provisions of this paragraph, that in case the principal amount of Outstanding Bonds shall be reduced by reason of any redemption described in the next succeeding paragraph, the principal amount of Bonds to be redeemed through the operation of the mandatory sinking fund on each subsequent mandatory sinking fund redemption date shall be subject to reduction as provided in the Indenture.

         The Bonds (including this Bond) are also subject to redemption without premium, upon the terms and conditions provided in the Indenture, in whole or in part, at 100% of the principal amount thereof plus interest accrued thereon to the date of redemption, upon at least 30 and not more than 60 days prior notice (a) in the event that Bonds must be redeemed so that the principal amount of all Obligations Outstanding after such redemption will not exceed 75% of the depreciated actual cost or actual cost, as the case may be, of the Vessel, as determined by the Secretary, (b) in the event of an actual, constructive, agreed or compromised total loss of, or requisition of title to, or seizure or forfeiture of, the Vessel, or (c) in the event that, after an assumption by the Secretary of the Bonds, a purchaser of the Vessel from the Secretary does not assume all the rights and obligations of the Shipowner under the Indenture relating to such Vessel or Vessels.

         The Bonds (including this Bond) may also be redeemed without premium upon the terms and conditions provided in the Indenture, in whole or in part, at the option of the Secretary, at any time following an assumption of the Bonds and the Indenture by the Secretary and prior to any sale of the Vessel to a purchaser which does not assume the Shipowner's rights and obligations under the Bonds and the Indenture, upon at least 30 and not more than 60 days' prior notice given as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount to be redeemed plus interest accrued to the date fixed for redemption.

         Any optional redemption shall be subject to the receipt of the redemption moneys by the Indenture Trustee or any Paying Agent. Bonds called for redemption shall (unless the Shipowner shall default in the payment of such Bonds at the applicable redemption price plus accrued interest) cease to bear interest on and after the date fixed for redemption.

         As provided in the Indenture and to the extent permitted thereby, compliance by the Shipowner with any of the terms of the Indenture may be waived, and the Indenture and the rights and obligations of the Shipowner and the rights of the Holders of the Bonds (including this Bond) thereunder may be modified, at any time with the prior consent of the Secretary and, except as otherwise expressly provided in the Indenture, the consent of the Holders of at least 60% in principal amount of the Outstanding Bonds affected thereby in the manner and subject to the limitations set forth in the Indenture; provided that no such waiver or modification shall (1) without the consent of the Holder of each Bond affected thereby: (a) change the Stated Maturity or reduce the principal amount of any Bond, (b) extend the time of payment of, or reduce the rate of, interest thereon, (c) change the due date of or reduce the amount of any sinking fund payment, (d) reduce any premium payable upon the redemption thereof, or (e) change the coin or currency in which any Bond or the interest thereon is payable; or (2) without the consent of all Holders of Bonds: (v) terminate or modify any of the Guarantees or the obligations of the United States of America thereunder, (w) reduce the amount of any of the Guarantees,
(x) eliminate, modify or condition the duties of the Indenture Trustee to demand payment of the Guarantees, (y) eliminate or reduce the eligibility requirements of the Indenture Trustee, or (z) reduce the percentage of principal amount of Bonds the consent of whose Holders is required for any such modification or waiver.

         The Indenture provides that the Bonds (including this Bond) shall no longer be entitled to any benefit provided therein if the Bonds shall have become due and payable at Maturity (whether by redemption or otherwise) and funds sufficient for the payment thereof (including interest to the date fixed for such payment, together with any premium thereon) and available for such payment (1) shall be held by the Indenture Trustee or any Paying Agent, or (2) shall have been so held and shall thereafter have been paid to the Shipowner after having been unclaimed for 6 years after the date of maturity thereof (whether by redemption or otherwise) or the date of payment of the Guarantees, except for the right, if any, of the Holder to receive payment from the Shipowner of any amounts paid to the Shipowner as provided in (2) above with respect to this Bond, all subject, however, to the provisions of Section 6.08 of Exhibit 1 to the Indenture.

         This Bond is transferable by the registered Holder or by his duly authorized attorney, at the Corporate Trust Office of the Indenture Trustee, upon surrender or cancellation of this Bond, accompanied by an instrument of transfer in form satisfactory to the Shipowner and the Indenture Trustee, duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon a new, fully registered Bond or Bonds of like series and maturity for the same aggregate principal amount will be issued to the transferee in exchange therefor, each in the principal amount $1,000 or any integral multiple thereof subject to the provisions of the Indenture. The Indenture provides that the Shipowner shall not be required to make transfers or exchanges of (1) Bonds for a period of 15 days immediately prior to an interest payment date or (2) Bonds after demand for payment of the Guarantees and prior to payment thereof or rescission of such demand as provided in
Section 6.02(a) of Exhibit 1 to the Indenture or (3) any Bond which has been selected for redemption in whole or in part.

         The Shipowner, the Secretary, the Indenture Trustee and any office or agency for the payment of Bonds may deem and treat the person in whose name this Bond is registered as the absolute owner thereof for all purposes, and neither the Shipowner, the Secretary, the Indenture Trustee, nor any such office or agency shall be affected by any notice to the contrary, whether this Bond shall be past due or not.

         No recourse shall be had for the payment of principal of, or the interest or premium (if any) on, this Bond, or for any claim based hereon or on the Indenture, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Shipowner or of any successor corporation, as such, either directly or through the Shipowner or any such successor corporation, under any constitution, statute or rule of law or by the enforcement of any assessment, or otherwise, all such liability being expressly waived and released by the acceptance of this Bond and by the terms of the Indenture.

         Neither this Bond nor the Guarantee endorsed hereon shall be valid or become obligatory for any purpose until the Indenture Trustee shall have fully signed the authentication certificate endorsed hereon.

         IN WITNESS WHEREOF, the Shipowner has caused this Bond to be duly executed by the manual or facsimile signatures of its duly authorized officers.

Dated as of ____________,                   PERFORADORA CENTRAL, S.A. de C.V.


                                                     BY:
                                                        -----------------------
                                                        Patricio Alvarez Morphy
                                                        President


Attest:


----------------------


                   GUARANTEE OF THE UNITED STATES OF AMERICA

         The United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, pursuant to Title XI of the Merchant Marine Act, 1936, as amended, hereby guarantees to the holder of the Obligation annexed hereto, upon demand of the holder or his agent, payment of the unpaid interest on, and the unpaid balance of the principal of, such Obligation, including interest accruing between the date of default under such Obligation and the payment in full of the Obligations under this Guarantee in currency of the United States of America. The full faith and credit of the United States of America is pledged to the payment of this Guarantee. The validity of this Guarantee is incontestable in the hands of any holder of such Obligation. Payment of this Guarantee will be made in accordance with the provisions of such Obligation.


                                                   UNITED STATES OF AMERICA
                                                   SECRETARY OF TRANSPORTATION

(SEAL OF THE DEPARTMENT
      OF TRANSPORTATION)

                                                   BY:______________________
                                                       Maritime Administrator

                      TRUSTEE'S AUTHENTICATION CERTIFICATE

         This is one of the Obligations described in the Indenture and the foregoing Guarantee is one of the Guarantees described in the Authorization Agreement.

                                                BANK ONE TRUST COMPANY, N.A.
                                                      Indenture Trustee

                                                BY:
                                                   ----------------------------
                                                       Authorized Officer

                        PAYMENTS ON ACCOUNT OF PRINCIPAL


                           Amount of                      Balance of                        Authorized
Payment Date               Principal Paid                 Principal Unpaid                  Signature
------------               --------------                 ----------------                  ---------

                                                                     Document 8

                                             SECRETARY'S SUPPLEMENTAL INDENTURE

                                                                      Exhibit 4
                                                                             to
                                                                Trust Indenture

                                                                     EXPORT.104


                       SECRETARY'S SUPPLEMENTAL INDENTURE

         THIS SUPPLEMENTAL INDENTURE, dated ____________ (hereinafter called the "Supplement"), to Trust Indenture dated as of November 5, 1998, (the "Indenture"), between Perforadora Central, S.A. de C.V. (hereinafter called the "Shipowner") and Bank One Trust Company, N.A., a national banking association of the United States, as Indenture Trustee (hereinafter called the "Indenture Trustee") and the UNITED STATES OF AMERICA, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter called the "Secretary").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, (a) As of November 5, 1998, the Shipowner and the Indenture Trustee entered into that certain Trust Indenture pursuant to which the Shipowner issued $70,528,000 principal amount of its United States Government Guaranteed Export Ship Financing Bonds, 1998 Series (hereinafter called the "Obligations"); and

         (b) Subject to the terms of the Indenture, the Secretary is empowered under certain circumstances to assume all obligations and liabilities of the Shipowner under the Indenture and the Obligations; and

         (c) Article VI of Exhibit 1 to the Indenture provides that the Secretary may, under certain circumstances, execute this Supplement for such purpose; and

         (d) Article X of Exhibit 1 to the Indenture provides that the Indenture Trustee and the Shipowner may execute this Supplement without the consent of or notice to the holders of the Obligations.

         NOW, THEREFORE, in consideration of the premises and the mutual and dependent covenants, promises and agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

         SECTION 1.01. The Secretary hereby represents and warrants that pursuant to the terms of Section 6.09 of the Indenture it is authorized to execute and deliver this Supplement and that the Secretary has duly authorized, executed and delivered this Supplement.

         SECTION 1.02. The Secretary hereby represents and warrants on behalf of the Shipowner that it has duly authorized the Secretary to execute and deliver this Supplement on its behalf.

         SECTION 1.03. The Secretary hereby represents and warrants on behalf of the Indenture Trustee that it has duly authorized the Secretary to execute and deliver this Supplement on its behalf.

                                   ARTICLE II

                            ASSIGNMENT AND ASSUMPTION

         SECTION 2.01. The Secretary hereby assumes payment of the principal of and interest (and premium, if any) on the Obligations in accordance with the terms of the Obligations and of the Indenture and hereby assumes all liability to perform and observe all the covenants, agreements and conditions of the Indenture and the Obligations which, by the terms thereof, are to be performed by the Shipowner; provided, however, that the Secretary assumes no liabilities or obligations of the Shipowner under the Indenture or the Obligations which accrued or arose prior to the date hereof or under the provisions of section
7.04 of Exhibit 1 of the Indenture.

         SECTION 2.02. The Indenture Trustee hereby releases and discharges the Shipowner from any obligations and liability under the Indenture; except that nothing herein shall be construed as releasing the Shipowner from its obligations, liabilities and amounts owed pursuant to Section 7.04 of Exhibit 1 of the Indenture, as amended through the date hereof, any Secretary's Note, Security Agreement, Mortgage or related loan agreement between the Shipowner and the Secretary.

         SECTION 2.03. The Indenture and the terms thereof are hereby amended in all respects to conform with the provisions of this Supplement and all provisions of such Indenture inconsistent with the provisions hereof shall be read and interpreted so as to conform to the provisions hereof.

                                   ARTICLE III

                               CERTAIN DEFINITIONS

         SECTION 3.01. Except with respect to section 7.04 of Exhibit 1 to the Indenture, wherever reference is made in the Indenture or in the Obligations to the "Shipowner", such reference shall hereafter be deemed to refer to the Secretary.

         SECTION 3.02. Except as otherwise expressly provided herein, all terms which are defined in the Indenture, including Schedule A thereto, when used herein shall have the meanings specified in the Indenture, unless the context otherwise requires.

                                   ARTICLE IV

                                     GENERAL

         SECTION 4.01. This Supplement shall be construed in connection with and as part of the Indenture.

         SECTION 4.02. The Indenture, as amended and supplemented by this Supplement, is in all respects confirmed and shall, as so amended and supplemented, remain in full force and effect.

         IN WITNESS WHEREOF, this Supplement has been duly executed and delivered as of the day and year first above written.


                                     PERFORADORA CENTRAL, S.A. de C.V.
                                                                 as Shipowner


Attest:                              By:
                                         -------------------------------------
                                         Secretary
                                         Maritime Administration
                                         As Attorney-In-Fact for


-----------------------------------      -------------------------------------
Assistant Secretary                                                  Shipowner
Maritime Administration

                                     BANK ONE TRUST COMPANY, N.A.
                                                             Indenture Trustee

                                     By:
                                         -------------------------------------
                                         Secretary
                                         Maritime Administration
                                         As Attorney-In-Fact for
Attest:


-----------------------------------      -------------------------------------
Assistant Secretary                      Indenture Trustee
Maritime Administration

                                     UNITED STATES OF AMERICA SECRETARY
                                     OF TRANSPORTATION

Attest:                              By:  Maritime Administration


-----------------------------------      -------------------------------------
Assistant Secretary                      Secretary
Maritime Administration                  Maritime Administration